Exhibit 99.1

IN THE UNITED STATES BANKRUPTCY COURT

WESTERN DISTRICT OF LOUISIANA

LAFAYETTE DIVISION

IN RE:	§	Chapter 11
§
HARVEST OIL & GAS, LLC, et al.	§	Case No. 09-50397
	§	(Jointly Administered)
Debtors	§

THIRD AMENDED PLAN OF REORGANIZATION AS JOINTLY PROPOSED BY THE

DEBTORS, MACQUARIE AMERICAS CORP. AND THE  OFFICIAL COMMITTEE

OF EQUITY SECURITY HOLDERS

ROBIN B. CHEATHAM JOHN M. DUCK Adams and Reese LLP 4500 One Shell Square New Orleans, Louisiana 70139 Telephone: (504) 581-3234 Facsimile: (504) 566-0210 Attorneys for the Debtors

Louis M. Phillips

Gordon, Arata, McCollam, Duplantis &

   Eagan, L.L.P.

One American Place

301 Main Street, Suite 1600

Baton Rouge, Louisiana 70801

Telephone: (225) 381-9643

Facsimile: (225) 336-9763

Counsel for Macquarie Americas Corp.

PAUL J. GOODWINE

Schully, Roberts, Slattery & Marino,

A Professional Law Corporation

1100 Poydras Street, Suite 1800

New Orleans, Louisiana 70163

Telephone:  (504) 585-7800

Facsimile: (504) 585-7890

Special Counsel for the Debtors

Douglas S. Draper

William H. Patrick III

Heller, Draper, Hayden, Patrick &

   Horn, LLC

650 Poydras St., Suite 2500

New Orleans, Louisiana 70130

Telephone: (504) 299-3300

Facsimile: (504) 299-3399

Counsel for the Official Committee of

   Equity Security Holders

DATED: February 11, 2010

INTRODUCTION

Pursuant to chapter 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”), Saratoga Resources, Inc. (“Saratoga”), Harvest Oil & Gas, LLC (“Harvest Oil & Gas”), The Harvest Group, LLC (“Harvest Group” and together with Harvest Oil & Gas, the “Harvest Companies”), Lobo Operating, Inc. (“Lobo Operating”), and Lobo Resources, Inc. (“Lobo Resources” and together with Lobo Operating, the “Lobo Companies”), each a debtor and debtor-in-possession (Harvest Oil & Gas, Saratoga, Harvest Group, Lobo Operating, and Lobo Resources, individually referred to herein as a “Debtor” and collectively referred to herein as the “Debtors”), Macquarie Americas Corp. in its capacity as Holder of Equity Interests in Saratoga, and the Equity Holders’ Committee respectfully propose the following Third Amended Plan of Reorganization (as it may be amended or supplemented from time to time, and including all Exhibits and Schedules, the “Plan”):

ARTICLE I
RULES OF INTERPRETATION, COMPUTATION OF TIME, GOVERNING LAW, DEFINED TERMS

Section 1.1

Rules of Interpretation.  Whenever appropriate from the context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and each pronoun, whether stated in the masculine, feminine or neuter gender, shall include the masculine, feminine and the neuter gender.  Any reference in the Plan to a contract, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that such document shall be substantially in such form or substantially on such terms and conditions.  Any reference in the Plan to an existing document or exhibit Filed, or to be Filed, shall mean such document or exhibit, as it may have been or may be amended, modified or supplemented.  Unless otherwise specified, all references in the Plan to Sections, Articles, Exhibits, and Schedules are references to Sections, Articles, Exhibits, and Schedules of or to the Plan.  Captions and headings to Sections, Articles, Exhibits, and Schedules are inserted for convenience of reference only and are not intended to be a part of or to affect the interpretation of the Plan.  In the event of a conflict between the terms of the body of this Plan and the terms of any Exhibit or Schedule, the terms of the body of this Plan shall control.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Any reference herein to any Law shall be construed as referring to such law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time.  The words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Plan in its entirety and not to any particular provision hereof.  With respect to the determination of any time period, the word “from” means “from and including” and the word “to” means “to and including.”  The rules of construction set forth in section 102 of the Bankruptcy Code shall apply.  Any term used in the Plan that is not defined herein but that is used in the Bankruptcy Code or the Bankruptcy Rules shall have the meaning assigned to them in the Bankruptcy Code or the Bankruptcy Rules, as the case may be.

Section 1.2

Computation of Time.  In computing any period of time prescribed or allowed by the Plan, the provisions of Bankruptcy Rule 9006(a) shall apply as though the Plan is an order of the Bankruptcy Court.

Section 1.3

Governing Law.  Except to the extent that the Bankruptcy Code or the Bankruptcy Rules are applicable, and subject to the provisions of any contract, instrument, release, indenture, or other agreement or document entered into in connection with the Plan, the rights and obligations arising under the Plan shall be governed by, and construed in accordance with, the Laws of the State of Louisiana, without giving effect to the principles of conflicts of laws thereof.

Section 1.4

Defined Terms.  The following terms, as used herein, have the following meanings:

“Administrative Expense Claim” means any Claim constituting a cost or expense of the administration of the Bankruptcy Cases asserted under sections 503(b) and 507(a)(2) of the Bankruptcy Code, including any actual and necessary costs and expenses of preserving the estates of the Debtors, any actual and necessary costs and expenses of operating the businesses of the Debtors, any indebtedness or obligations incurred or assumed by the Debtors in connection with the administration and implementation of the Plan, the administration, prosecution or defense of Claims by or against the Debtors and for distributions under the Plan, any Claims for compensation and reimbursement of expenses arising during the period from and after the Petition Date and to the Effective Date or otherwise in accordance with the provisions of the Plan, and any fees or charges assessed against the Debtors’ estates pursuant to 28 U.S.C. § 1930; provided that Professional Fee Claims shall not constitute Administrative Expense Claims.

“Affiliate” means, as to any Entity, any Subsidiary of such Entity, or any other Entity which, directly or indirectly, controls, is controlled by, or is under common control with, such Entity.  For the purposes of this definition, “control” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Entity, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Entity, whether through the ownership of voting securities or partnership interests, or by contract or otherwise.

“Allowed” means, with reference to any Claim or Equity Interest, (a) any Claim against or Equity Interest in any of the Debtors which has been listed by the Debtors in their Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and as and to the extent that no contrary proof of claim or interest has been filed, (b) any Claim or Equity Interest allowed hereunder, (c) any Claim or Equity Interest which is not Disputed, or (d) any Claim or Equity Interest which, if Disputed, (i) as to which, pursuant to the Plan or a Final Order of the Bankruptcy Court, the liability of the Debtors and the amount thereof are determined by a final order of a court of competent jurisdiction other than the Bankruptcy Court, or (ii) has been allowed hereunder or by Final Order; provided, however, that any Claims or Equity Interests allowed solely for the purpose of voting to accept or reject the Plan pursuant to an order of the Bankruptcy Court shall not be considered “Allowed” Claims or “Allowed” Equity Interests hereunder.  Unless otherwise specified herein, in section 511 of the Bankruptcy Code, or by order of the Bankruptcy Court, “Allowed” Administrative Expense Claims, “Allowed” Claims, or “Allowed” Equity Interests shall not, for purposes of computation of distributions under the Plan, include interest on such Administrative Expense Claim, Claim or Equity Interest from and after the Petition Date.

“Amended Organizational Documents” means the Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, and any other similar documents of the Reorganized Debtors required to implement the Plan, all of which shall comply with the requirements of 11 U.S.C. §§ 1123(a)(6)-(7).

“Applicable Fees and Costs” means, if and to the extent not included in an Allowed Claim, the Allowed fees, costs, and expenses (including Professional Fee Claims) due to the Holder of an Allowed Claim (if any) under the written agreement with the Debtor(s) giving rise to the Allowed Claim or, if there is no such an agreement or applicable Law dictates that such an agreement does not control, under applicable Law.

“Applicable Interest Period” means the period of time from the Petition Date to the date an Allowed Claim is paid in full, or such other period of time (if any) for which interest on an Allowed Claim, or portion thereof, would be due under the Bankruptcy Code (including sections 506(b) and 726(a)).

“Applicable Interest Rate” means the interest rate accruing on the amount of an Allowed Claim (or portion thereof) that is (i) specified in the written agreement with the Debtor(s) giving rise to the Allowed Claim (or portion thereof), (ii), if there is no such an agreement or applicable Law dictates that such an agreement does not control, the interest rate specified by applicable Law, or (iii) as determined by order of the Bankruptcy Court.

 “Assets” means all assets of any nature whatsoever, including the property of the Estates pursuant to section 541 of the Bankruptcy Code, Causes of Action, Cash, Cash equivalents, claims of right, interests and property, real and personal, tangible and intangible.

“Balloon Payment” means, with respect to a loan, debt, or other right to payment, the payment of all outstanding principal and all accrued but unpaid interest.

“Bankruptcy Cases” means the bankruptcy cases filed by the Debtors under chapter 11 of the Bankruptcy Code in the Bankruptcy Court, which are being jointly administered under Case No. 09-50397.

“Bankruptcy Code” has the meaning set forth in the initial paragraph hereof.

“Bankruptcy Court” means the United States Bankruptcy Court for the Western District of Louisiana or such other court having jurisdiction over the Bankruptcy Cases.

“Bankruptcy Rules” means the Federal Rules of Bankruptcy Procedure, as amended from time to time, as applicable to the Bankruptcy Cases, promulgated by the United States Supreme Court under 28 U.S.C. § 2075 and any Local Rules of the Bankruptcy Court.

“Basis Point” means one-hundredth of one percent (0.01%).

“Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banks in Lafayette, Louisiana are required or authorized to close by law or executive order.

“Cash” means the lawful currency of the United States of America.

“Causes of Action” means any and all rights, claims, causes and rights of action, whether unliquidated or contingent of the Debtors existing as of the Effective Date, that are not released, waived, remitted, settled or compromised under the Plan or prior to the Effective Date, including without limitation, any such rights, claims, causes of action, suits, and proceedings (i) arising under applicable non-bankruptcy Law, which the Debtors may have as debtors and debtors in possession (exercising the rights and powers of a trustee pursuant to section 1107(a) of the Bankruptcy Code), under section 541 of the Bankruptcy Code, including possible claims and causes of action relating to (a) the Purchase Agreement dated March 20, 2008, to which the Debtors (or some of them) were parties and (b) the Wayzata Credit Agreement, (ii) which the Debtors may have as debtor and debtor in possession (exercising the rights and powers of a trustee pursuant to section 1107(a) of the Bankruptcy Code), under sections 544 through 553 (inclusive) of the Bankruptcy Code, (iii) under section 510(c) of the Bankruptcy Code, and (iv) as may be asserted defensively in connection with any objection to a Disputed Claim.  As of the Effective Date “Causes of Action” shall not include any Cause of Action under Section 547 of the Bankruptcy Code against any Holder of a Claim in Classes 4, 5, or 6, and the occurrence of Effective Date shall, without further action of any Entity or the Bankruptcy Court constitute a waiver and relinquishment of any such section 547 Cause of Action in accordance with the Plan against such Class 4, 5, and 6 Claim Holders.

“Claim” means any right to payment from any of the Debtors, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, known or unknown; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from any of the Debtors, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured.

“Class” means a category of Holders of Claims or Equity Interests, as more fully described in Article III of the Plan.

“Clerk” means the clerk of the Bankruptcy Court.

“Collateral” means any property or interest in property of the Debtors’ Estates subject to a Lien to secure the payment or performance of a Claim, which Lien is not subject to avoidance under the Bankruptcy Code or otherwise invalid under the Bankruptcy Code, or other applicable Law.

“Confirmation” means the entry of the Confirmation Order.

“Confirmation Date” means the date upon which the Clerk enters the Confirmation Order on the docket in the Bankruptcy Cases.

“Confirmation Hearing” means the hearing to consider Confirmation of the Plan in accordance with section 1129 of the Bankruptcy Code, as the same may be adjourned from time to time.

“Confirmation Order” means the order of the Bankruptcy Court confirming the Plan in accordance with the provisions of chapter 11 of the Bankruptcy Code.

“Consummation” means the occurrence of the Effective Date.

“Debtor” has the meaning set forth in the initial paragraph hereof.

“Debtors” has the meaning set forth in the initial paragraph hereof.

“Disclosure Statement” means the Second Amended Disclosure Statement filed by the Debtors on October 6, 2009, as the same may be amended, modified or supplemented from time to time in accordance with the terms and provisions hereof relating to the Plan, including all exhibits and schedules thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.

“Disputed Claim” means any Claim against any of the Debtors, to the extent the allowance of which is the subject of a timely objection or request for estimation in accordance with the Plan, the Bankruptcy Code, the Bankruptcy Rules or the Confirmation Order, or is otherwise disputed by the Debtors in accordance with applicable law, which objection, request for estimation or dispute has not been resolved in the Plan or withdrawn or determined by a Final Order.

“Distribution” means a distribution of Cash or other non-Cash consideration made by the Debtors or, after the Effective Date, the Reorganized Debtors pursuant to the Plan.

“Effective Date” means the time on the first Business Day (a) which is on or after the date of the entry of the Confirmation Order and (b) on which (i) no stay of the Confirmation Order is in effect and (ii) all conditions to the effectiveness of the Plan have been satisfied or waived as provided in Section 11.1.

“Entity” means a person, a corporation, a general partnership, a limited partnership, a limited liability company, a limited liability partnership, an association, a joint stock company, a joint venture, an estate, a trust, an unincorporated organization, a Governmental Authority or any subdivision of any of the foregoing or any other entity.

“Equity Holders’ Committee” means the official committee (including any interim committee) for the Holders of Equity Interests in the Debtors appointed by the U.S. Trustee pursuant to 11 U.S.C. § 1102, as it may be constituted from time to time.

“Equity Interest” has the meaning assigned to the term “Equity Security” in section 101(16) of the Bankruptcy Code.  Except as otherwise indicated, references to Equity Interests in this Plan shall be deemed to refer to Equity Interests in the Debtors.

“Estates” means the estates created upon the commencement of the Bankruptcy Cases by section 541 of the Bankruptcy Code.

“Federal Interest Rate” means the interest rate calculated in accordance with 28 U.S.C. § 1961 for the Applicable Interest Period.

“Fee Application” means an application of a Professional under section 330, 331, 503, 506, or 1129(a)(4) of the Bankruptcy Code for allowance of compensation and reimbursement of expenses in the Bankruptcy Cases.

“File” or “Filed” means file or filed with the Bankruptcy Court in the Bankruptcy Cases.

“Final Decree” means the decree contemplated under Bankruptcy Rule 3022 as applied to these Bankruptcy Cases.

“Final Order” or “Final Judgment” means an order or judgment of a court of competent jurisdiction that has been entered and not reversed, stayed, modified, or amended.

“General Unsecured Claim” means a Claim that is not a/an (a) Administrative Expense Claim, (b) Professional Fee Claim, (c) Priority Unsecured Tax Claim, (d) Priority Unsecured Claim, (e) Secured Claim, or (f) Equity Interest.  General Unsecured Claims includes all other Claims not separately classified under the Plan or provided for in Article II.

“Governmental Authority” means any court, tribunal, or governmental department, commission, board, bureau, agency or instrumentality of any nation or of any province, state, commonwealth, nation, territory, possession, county, parish, municipality, or other subdivision thereof, whether now or hereafter constituted or existing.

“Harvest Companies” has the meaning set forth in the initial paragraph hereof.

“Harvest Group” has the meaning set forth in the initial paragraph hereof.

“Harvest Oil & Gas” has the meaning set forth in the initial paragraph hereof.

“Holder” and collectively, “Holders” mean a Person or Entity holding an Equity Interest or Claim, and with respect to a vote on the Plan, means the beneficial Holder as of the Distribution record date or any authorized signatory who has completed and executed a Ballot in accordance with the Voting Instructions.

“Impaired” or “Impairment” has the meaning set forth in section 1124 of the Bankruptcy Code.

“Interest” means the rights of a stockholder that owns shares, warrants or options in any of the Debtors arising from his or her status as Holder of an Equity Interest.

“Investor” means an Entity that makes capital contributions after Confirmation to the Debtors in return for common stock and/or securities convertible into common stock.

“Laws” means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions or decrees of any state, commonwealth, nation, territory, possession, county, township, parish, municipality or Governmental Authority.

“Lender Professional Fees and Expenses Claim” means a Claim or portion thereof by Wayzata or any Affiliate thereof in respect of fees and expenses of lawyers, accountants, consultants, advisors, or other professionals.

“Lien” means a lien, security interest, or other interest or encumbrance as defined in section 101(37) of the Bankruptcy Code asserted against any property of the Estate.  “Lien” includes “privileges” under the Laws of the State of Louisiana (including the Oil Well Lien Act).

“Litigation Oversight Committee” shall have the meaning ascribed to it in Section 7.3(a).

“Lobo Companies” has the meaning set forth in the initial paragraph hereof.

“Lobo Operating” has the meaning set forth in the initial paragraph hereof.

“Lobo Resources” has the meaning set forth in the initial paragraph hereof.

“Macquarie” means Macquarie Bank Limited, as Administrative Agent and Lender.

“Macquarie Amended and Restated Credit Agreement” means the Amended and Restated Credit Agreement by and among Reorganized Saratoga, Macquarie, and other appropriate Entities, the form of which is attached hereto as Exhibit A, together with such other related agreements and documents as are necessary or appropriate to give effect to that Amended and Restated Credit Agreement.

“Macquarie Claim” means all Claims of Macquarie based upon the Macquarie Credit Agreement.

 “Macquarie Credit Agreement” means the Amended and Restated Credit Agreement by and among Macquarie, Saratoga, and certain of their Affiliates dated on or about July 14, 2008, and all related agreements, guarantees, financing statements, mortgages, pledges, and other documents.

“Management Note Claim” means all Claims of Thomas F. Cooke and Andrew Clifford based upon the Management Notes.

“Management Notes” means the Subordinated Promissory Note by and between Saratoga and Thomas F. Cooke dated on or about July 14, 2008, and the Subordinated Promissory Note by and between Saratoga and Andrew Clifford also dated on or about July 14, 2008.

 “Non-Warrant Equity Interests” means all Equity Interests other than Warrants.

“Oil Well Lien Act” means the Louisiana Oil, Gas, and Water Oil Well Lien Act, LSA-R.S. 9:4861, et seq.

“Oil Well Lien Act Claim Treatment” has the meaning set forth in Section 4.4(a)(ii).

“Oil Well Lien Act Claims” means all Claims based upon the Oil Well Lien Act.

“Person” means a person as defined in section 101(41) of the Bankruptcy Code.

“Petition Date” means the date (March 31, 2009) and time at which the Debtors commenced the Bankruptcy Cases.

“Plan” has the meaning set forth in the initial paragraph hereof.

“Plan Documents” means all of the agreements, instruments and documents necessary or appropriate to effectuate the terms and conditions of or transactions contemplated by the Plan.

“Priority Unsecured Claims” means any Claim against the Debtors entitled to priority in right of payment under sections 507(a)(3)-(7) of the Bankruptcy Code.

“Priority Unsecured Tax Claim” means any Claim against the Debtor entitled to priority in payment under section 507(a)(8) of the Bankruptcy Code, but only to the extent entitled to such priority.

“Professional” means an Entity (a) employed in accordance with sections 327 and 1103 of the Bankruptcy Code and to be compensated for services rendered prior to the Effective Date, pursuant to sections 327, 328, 329, 330 and 331 of the Bankruptcy Code, or (b) to whom compensation and reimbursement has been allowed by the Bankruptcy Court pursuant to section 503(b)(4), 506, or 1129(a)(4) of the Bankruptcy Code.

“Professional Fee Claim” means those fees and expenses claimed by Professionals pursuant to sections 330, 331, 503, 506, and/or 1129(a)(4) of the Bankruptcy Code (including Lender Professional Fees and Expenses Claims), and unpaid as of the Confirmation Date.

“Pro Rata” means a proportionate share, so that (a) the ratio of (x) the consideration distributed on account an Allowed Claim to (y) the amount of such Allowed Claim is the same as (b) the ratio of (x) the amount of the consideration distributed on account of all Allowed Claims receiving such consideration to (y) the amount of such Allowed Claims receiving such consideration.

“Proven Producing Preserves” means those reserves of crude oil, condensate, natural gas, and natural gas liquids that, based on geologic and engineering data, are reasonably certain to be commercially recovered from existing completion intervals open at the time of the estimate and producing in existing wells.

“Reorganized Debtors” means the Debtors following the Effective Date.

“Reorganized Saratoga” means Saratoga following the Effective Date.

“Saratoga” has the meaning set forth in the initial paragraph hereof.

“Schedules” means the respective schedules of assets and liabilities, the list of Interests, and the statements of financial affairs filed by the Debtors in accordance with section 521 of the Bankruptcy Code and the official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statement have been or may be supplemented or amended.

“Secured Claim” means a Claim against any of the Debtors that is secured by a validly perfected Lien on collateral or that is subject to setoff under section 553 of the Bankruptcy Code, to the extent of the value of the Collateral or to the extent of the amount subject to setoff, as applicable, as determined in accordance with section 506(a) of the Bankruptcy Code.

“State Lessor Audit Royalty Claim” means a Claim against any of the Debtors that is (a) based upon under- or non-payment of royalties due under an applicable lease of property of the State of Louisiana including amounts due for cure of defaults under assumed leases and pecuniary losses resulting from defaults under such leases, and (b) not a Priority Unsecured Tax Claim.

“Subsidiary” means, for any Entity, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Entities performing similar functions (including that of a general partner) are at the time directly or indirectly owned, collectively, by such Entity and any Subsidiaries of such Entity.  The term Subsidiary shall include Subsidiaries of Subsidiaries (and so on).

“Taxes” means all taxes, assessments, filing or other fees, levies, imposts, duties, deductions, withholdings, stamp taxes, interest equalization taxes, capital transaction taxes, severance taxes, foreign exchange taxes or other charges, or other charges of any nature whatsoever, from time to time or at any time imposed by Law or any federal, state or local governmental agency, and “Tax” means any one of the foregoing.

“Unimpaired” has the meaning set forth in section 1124 of the Bankruptcy Code.

“Unsecured Creditors’ Committee” means the official committee for the Holders of General Unsecured Claims against the Debtors appointed by the U.S. Trustee pursuant to 11 U.S.C. § 1102, as it may be constituted from time to time.

“Voting Agreement” has the meaning set forth in Section 4.3(b)(ÞÞÞ.

“Warrant” has the meaning set forth in section 101(16)(C) of the Bankruptcy Code.

“Wayzata” means Wayzata Investment Partners, LLC.

“Wayzata Amended and Restated Credit Agreement” means the Amended and Restated Credit Agreement by and among Reorganized Saratoga, Wayzata, and other appropriate Entities, the form of which is attached hereto as Exhibit B, together with such other related agreements and documents as are necessary or appropriate to give effect to that Amended and Restated Credit Agreement.

“Wayzata Claim” means all Claims of the Wayzata Parties based upon the Wayzata Credit Agreement.

“Wayzata Credit Agreement” means the Credit Agreement by and among Wayzata, Saratoga, and certain of their Affiliates dated on or about July 14, 2008, and all related agreements, guarantees, financing statements, mortgages, pledges, and other documents.

“Wayzata New Warrant” has the meaning ascribed to it in Section 4.3(b)(ii)

“Wayzata Parties” means Wayzata, Wayzata Opportunities Fund LLC, and Wayzata Opportunity Fund II, L.P.

“Wayzata Warrant” means that certain warrant dated as of July 14, 2008 issued to Wayzata immediately prior to the closing of the acquisition of the Harvest Companies for five percent (5%) of the issued and outstanding shares of common stock of Saratoga at that time.

ARTICLE II
NON-CLASSIFIED CLAIMS AND CERTAIN FEES AND TAXES

Section 2.1

Administrative Expense Claims.

(a)

Allowed Administrative Expense Claims Against the Debtors.  Subject to the bar date provisions of Section 2.1(b), the Holders of Allowed Administrative Expense Claims against any of the Debtors, unless otherwise agreed to by the Debtors and the Holder(s) or as otherwise set forth in this Plan, are entitled to priority under section 507(a)(2) of the Bankruptcy Code.  An Entity entitled to payment pursuant to sections 546(c) or 553 of the Bankruptcy Code, and an Entity entitled to payment of administrative expenses pursuant to sections 503 and 507(a) of the Bankruptcy Code, shall receive from the Reorganized Debtors, on account of such Allowed Administrative Expense Claim, Cash in the amount of such Allowed Administrative Expense Claim on or before the later of the Effective Date or thirty (30) days after becoming an Allowed Administrative Expense Claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates), unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Entity; provided that an Allowed Administrative Expense Claim representing a liability incurred in the ordinary course of  business of the Debtors shall be paid by the Debtors or the Reorganized Debtors in the ordinary course of business and shall not be required to File a request for payment as otherwise required herein.

(b)

Bar Date for Filing Applications for Allowance and Payment of Administrative Expense Claims.  Except as otherwise provided in section 503(b)(1)(D) of the Bankruptcy Code, applications for allowance and payment of Administrative Expense Claims must be filed on or within thirty (30) days after the Effective Date.  The Court shall not consider any applications for the allowance of an Administrative Expense Claim filed after such date, and any such Administrative Expense Claim shall be discharged and forever barred.  Any Administrative Expense Claim that becomes an Allowed Administrative Expense Claim after the Confirmation Date will be treated like other Allowed Administrative Expense Claims and will be paid on or before the later of the Effective Date or thirty (30) days after becoming an Allowed Administrative Expense Claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates), unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and the Holder of such Claim.  Any such Claim that is Allowed, but determined not to be an Administrative Expense Claim, will be treated as a General Unsecured Claim.

Section 2.2

Professional Fee Claims.

(a)

Allowed Professional Fee Claims Against the Debtors.  Except as otherwise provided herein (including in Section 4.2, Section 4.3, Section 4.4, Section 4.5, Section 4.6, and Section 4.7), each Holder of an Allowed Professional Fee Claim shall receive from the Reorganized Debtors, on account of such Allowed Professional Fee Claim, Cash in the amount of such Allowed Professional Fee Claim on or before the later of the Effective Date or thirty (30) days after becoming an Allowed Professional Fee Claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates), unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder.  Except as otherwise provided herein or otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, all secured creditors’ Professional Fee Claims shall be subject to section 506(b) of the Bankruptcy Code.

(b)

Bar Date for Filing Applications for Allowance and Payment of Professional Fee Claims Against the Debtors.  Except as otherwise provided herein (including in Section 4.2 and Section 4.3), applications for allowance and payment of Professional Fee Claims (including Professional Fee Claims that are part of a Claim for Applicable Fees and Costs) incurred on or before the Confirmation Date must be filed on or within sixty (60) days after the Effective Date.  The Bankruptcy Court shall not consider any applications for the allowance of a Professional Fee Claim filed after such date, and any such Professional Fee Claim shall be discharged and forever barred.

Section 2.3

Priority Unsecured Tax Claims.

(a)

Allowed Priority Unsecured Tax Claims.  Each Holder of an Allowed Priority Unsecured Tax Claim shall receive from the Reorganized Debtors Cash payments in regular monthly installments commencing on the later of the following dates, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates): (i) thirty (30) days after becoming an Allowed Priority Unsecured Tax Claim and (ii) the sooner of (x) the Effective Date and (y) thirty (30) days after the Confirmation Date; which payments will, no later than the five (5) years from the Petition Date, in the aggregate equal the amount of such Allowed Priority Unsecured Tax Claim, with interest at such rate as required by section 511 of the Bankruptcy Code or otherwise required by section 1129(a)(9)(C) or (D) of the Bankruptcy Code, and in a manner not less favorable than the most favored nonpriority unsecured claim provided for by the Plan, unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder.

(b)

Certain Interest and Penalties on Allowed Priority Unsecured Tax Claims.  Holders of Priority Unsecured Tax Claims shall not receive any payment on account of penalties, with respect to, or arising in connection with such Priority Unsecured Tax Claims to the extent permissible under applicable Law, except as expressly provided in this Plan.  However, such Holders of Priority Unsecured Tax Claims will receive post-Petition Date interest, and any interest due under Section 5.5 shall be measured from the date that payments under Section 2.3(a) begin.  The Plan, the Confirmation Order and section 1141(d) of the Bankruptcy Code provide for the discharge of any such Claims for penalties.  Holders of Priority Unsecured Tax Claims shall not assess or attempt to collect such penalties from the Debtors, the Reorganized

Debtors, the Estates, or from any property thereof, except as General Unsecured Claims pursuant to Section 4.6.

Section 2.4

Certain Fees and Taxes.

(a)

U.S. Trustee’s Fees.  The Debtors will continue to report to the U.S. Trustee by the twentieth (20th) of each month the total disbursements of each Debtor for the previous month and shall timely pay quarterly fees assessed pursuant to 28 U.S.C. § 1930(a)(6) until the Bankruptcy Court enters a Final Decree or an order either converting the Bankruptcy Cases to cases under chapter 7 of the Bankruptcy Code or dismissing the Bankruptcy Cases.  Any such fees outstanding and due as of the Effective Date shall be paid in Cash by the Reorganized Debtors on the Effective Date.

(b)

Disallowance of Special Taxes.  The issuance, transfer, or exchange of a security as defined under the Bankruptcy Code or applicable Law, or the making or delivery of any instrument of transfer under this Plan, shall not be subject to any Tax under any state or local law imposing a stamp Tax or similar Tax as provided in section 1146 of the Bankruptcy Code.

Section 2.5

Plugging and Abandonment Claims.  Any and all Claims associated with Debtors’ liabilities relating to plugging, abandonment, and/or reclaiming wells, facilities, and pipelines, whether arising under contractual indemnity or otherwise, shall be unimpaired and shall be satisfied after the Effective Date in the ordinary course of business.

ARTICLE III
CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS; BAR DATE

Section 3.1

Classification.  Pursuant to section 1122 of the Bankruptcy Code, a Claim or Equity Interest is placed in a particular Class for purposes of voting on the Plan and receiving Distributions under the Plan only to the extent (i) the Claim or Equity Interest is an Allowed Claim or Allowed Equity Interest in that Class, and (ii) the Claim or Equity Interest has not been paid, released, or otherwise compromised before the Effective Date.  In accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Expense Claims, Professional Fee Claims specified in section 507(a)(2) of the Bankruptcy Code, and Priority Unsecured Tax Claims are not classified under the Plan.

Section 3.2

Identification of Classes.  The following are the designations for the Classes of Claims against the Estate and Interests in the Debtor:

Class 1 – Priority Unsecured Claims	Unimpaired	All Allowed Priority Unsecured Claims
Class 2 – Macquarie Secured Claim	Impaired	All Allowed Secured Claims arising under the Macquarie Claim
Class 3 – Wayzata Secured Claim	Impaired	All Allowed Secured Claims arising under the Wayzata Claim
Class 4 – Oil Well Lien Act Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act
Class 4(a) – Grand Prairie Levee District A Lease Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect Grand Prairie Levee District A Lease (Plaquemines Parish)
Class 4(b) – Louisiana State Lease 195 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 195 (Plaquemines Parish)
Class 4(c) - Louisiana State Lease 1227 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 1227 (Plaquemines Parish)
Class 4(d) - Louisiana State Lease 2726 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 2726 (Plaquemines Parish)
Class 4(e) - Louisiana State Lease 16664 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16664 (Plaquemines Parish)
Class 4(f) - Louisiana State Lease 16569 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16569 (Plaquemines Parish)
Class 4(g) - Louisiana State Lease 18014 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 18014 (Plaquemines Parish)
Class 4(h) - Louisiana State Lease 16432 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16432 (Plaquemines Parish)
Class 4(i) - Louisiana State Lease 11189 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 11189 (Plaquemines Parish)
Class 4(j) - Louisiana State Lease 5097 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 5097 (St. Mary Parish)
Class 4(k) - Louisiana State Lease 16818 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16818 (Plaquemines Parish)
Class 4(l) - Louisiana State Lease 16692 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16692 (Plaquemines Parish)
Class 4(m) - Louisiana State Lease 4407 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 4407 (Plaquemines Parish)
Class 4(n) - Louisiana State Lease 4865 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 4865 (Plaquemines Parish)
Class 4(o) - Louisiana State Lease 19680 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 19680 (Plaquemines Parish)
Class 4(p) - Louisiana State Lease 16847 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16847 (Plaquemines Parish)
Class 4(q) - Louisiana State Lease 335DP Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 335DP (Plaquemines Parish)
Class 4(r) - Louisiana State Lease 16443 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16443 (Plaquemines Parish)
Class 4(s) - Louisiana State Lease 17621 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 17621 (Plaquemines Parish)
Class 4(t) - Louisiana State Lease 18078 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 18078 (Plaquemines Parish)
Class 4(u) - Plaquemines Parish Government Agency Lease Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect Plaquemines Parish Government Agency Lease (Plaquemines Parish)
Class 4(v) - Louisiana State Lease 1268 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 1268 (Plaquemines Parish)
Class 4(w) - Louisiana State Lease 15906 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 15906 (Plaquemines Parish)
Class 4(x) - Louisiana State Lease 16393 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16393 (Plaquemines Parish)
Class 4(y) - Louisiana State Lease 16392 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16392 (Plaquemines Parish)
Class 4(z) - Louisiana State Lease 16773 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16773 (Plaquemines Parish)
Class 4(aa) – Louisiana State Lease 16570 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16570 (Plaquemines Parish)
Class 4(bb) – Louisiana State Lease 16890 Claims	Impaired	All Allowed Secured Claims arising under the Oil Well Lien Act that affect State Lease 16890 (Plaquemines Parish)
Class 5 – Other Secured Claims	Impaired	All Allowed Secured Claims not in Class 2, 3, or 4
Class 6 – General Unsecured Claims	Impaired	All Allowed General Unsecured Claims
Class 7 – State Lessor Audit Royalty Claims	Impaired	All Allowed State Lessor Audit Royalty Claims
Class 8 – Management Note Claim	Impaired	All Allowed Claims arising under the Management Note Claim
Class 9 – Non-Warrant Equity Interests	Impaired	All Allowed Non-Warrant Equity Interests in Saratoga
Class 10 – Warrants	Impaired	All Allowed Equity Interests in Saratoga that are Warrants

Section 3.3

Claims Bar Date.  Except as otherwise provided herein, in the Bankruptcy Code, in the Bankruptcy Rules, or by order of the Bankruptcy Court, all Claims must be filed with the Bankruptcy Court on or before August 14, 2009; provided that, in accordance with Section 2.2(b), Claims for Applicable Fees and Costs (including Professional Fee Claims) must be filed within sixty (60) days after the Effective Date except as otherwise provided herein.  The Bankruptcy Court shall not consider any Claim filed after such dates, and any such Claim shall be discharged and forever barred.

ARTICLE IV
IMPAIRMENT AND VOTING OF CLASSES; TREATMENT OF CLASSES

Section 4.1

Class 1 – Priority Unsecured Claims.

(a)

Impairment and Voting.  Claims in Class 1 are Unimpaired.  Holders of Allowed Priority Unsecured Claims in Class 1 are not entitled to vote to accept or reject the Plan.

(b)

Treatment.  The Reorganized Debtors shall pay to each holder of an Allowed Priority Unsecured Claim Cash in the amount of such Allowed Priority Unsecured Claim on the later of the Effective Date and the date such Priority Unsecured Claim becomes an Allowed Priority Unsecured Claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates), unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such holder.

Section 4.2

Class 2 – Macquarie Secured Claim.

(a)

Impairment and Voting.  The Claim in Class 2 is Impaired.  Subject to the terms and conditions of this Plan (including Article V and Article IX and Section 4.2(b)), the Holder of the Allowed Secured Claim in Class 2 is entitled to vote to accept or reject the Plan.

(b)

Treatment.

(i)

The Macquarie Claim shall be an Allowed Secured Claim, and shall be treated and paid by the Reorganized Debtors as follows: (x) on the Effective Date, a cash payment equal to the portion of such Allowed Secured Claim that, pursuant to the terms of the Macquarie Credit Agreement, became due and payable between the Petition Date and the Effective Date, including interest at the Applicable Interest Rate for the Applicable Interest Period, the Allowed attorneys’ fees and expenses of counsel for Macquarie, and any and all fees, costs, expenses incurred by Macquarie in connection or related to the Macquarie Credit Agreement; and (y) after the Effective Date, in accordance with the terms of the Macquarie Amended and Restated Credit Agreement.

(ii)

The Liens under the Macquarie Credit Agreement and Loan Documents (as defined therein) (x) shall be unaffected by the Plan, Confirmation, and Consummation, (y) shall maintain the same validity, priority, and extent that existed on the Petition Date and (z) shall secure payment of any and all Obligations under the Macquarie Amended and Restated Credit Agreement.

(iii)

The Debtors reserve the right at any time before the Confirmation Hearing to submit for approval of the Bankruptcy Court amendment, restatement, or supplement of and/or to the Macquarie Amended and Restated Credit Agreement.

(c)

Cure of Defaults.  On the Effective Date, all defaults that could have arisen before the Effective Date under the Macquarie Credit Agreement shall be deemed cured.  This provision shall not apply to representations and warranties made within the Macquarie Amended and Restated Credit Agreement by the Debtors or Reorganized Debtors.

Section 4.3

Class 3 – Wayzata Secured Claim.

(a)

Impairment and Voting.  The Claim in Class 3 is Impaired.  Subject to the terms and conditions of this Plan (including Article V, Article IX and Section 4.3(b))  the Holder of the Allowed Secured Claim in Class 3 is entitled to vote to accept or reject the Plan.

(b)

Treatment.

(i)

The Wayzata Secured Claim shall be in the amount due under the Wayzata Credit Agreement as of the Effective Date (including the portion of such Claim that, pursuant to the terms of the Wayzata Credit Agreement, became due and payable between the Petition Date and the Effective Date, such as interest at the Applicable Interest Rate for the Applicable Interest Period, the Allowed attorneys’ fees and expenses of counsel for Wayzata and any and all fees, costs, expenses incurred by Wayzata in connection or related to the Wayzata Credit Agreement), subject to the right of the Debtors and/or Reorganized Debtors to Dispute the Wayzata Secured Claim.  Notwithstanding the immediately preceding sentence, if the Wayzata Secured Claim is a Disputed Claim, the treatment and payments provided for in this Section 4.3(b) shall be made as though the Wayzata Secured Claim is an Allowed Claim, subject to the reservation of rights of recapture, modification, reduction, cessation and/or recovery that may exist in favor of the Debtors and/or Reorganized Debtors upon Final Order issued upon any proceeding involving resolution of the Wayzata Secured Claim as a Disputed Claim or resolving any proceeding involving any Cause of Action.  The Wayzata Secured Claim shall be treated and paid as follows:  (x) on the Effective Date a Cash payment of $5,000,000  and (y) the remaining balance of the Wayzata Secured Claim shall be paid as provided in the Wayzata Amended and Restated Credit Agreement.  The Wayzata Amended and Restated Credit Agreement shall provide, inter alia, that (i) the balance of amounts that become due and payable between the Petition Date and the Effective Date, (such as interest at the Applicable Interest Rate for the Applicable Interest Period) shall be capitalized and added to the amount due under the Wayzata Credit Agreement to form the amount due under the Wayzata Amended and Restated Credit Agreement (the “Effective Date Wayzata Secured Claim”), (ii) the Effective Date Wayzata Secured Claim shall be payable (a) for a period from the first (1st) month following the Effective Date through the twelfth (12th) month after the Effective Date, in monthly payments in an amount equal to interest upon Effective Date Wayzata Secured Claim at the simple interest rate of ten percent (10%) per annum, (b) for a period from the thirteenth (13th) month after the Effective Date through the twenty-fourth (24th) month after the Effective Date, in monthly payments in an amount equal to interest upon the Effective Date Wayzata Secured Claim at the simple interest rate of eleven percent (11%) per annum, (c) for a period from the twenty-fifth (25th) month after the Effective Date through the thirty-sixth (36th) month after the Effective Date, in monthly payments in an amount equal to interest upon Effective Date Wayzata Secured Claim at the simple interest rate of twelve percent (12%) per annum, and (d) on the third (3rd) anniversary of the Effective Date, a Balloon Payment in Cash of all principal, interest, and any Allowed Applicable Fees and Costs then due upon the Effective Date Wayzata Secured Claim.  The Reorganized Debtors may, in their sole discretion and without any penalty, pay any amount required or allowed to be paid under this Section 4.3(b) before it is due.

(ii)

Wayzata shall also receive a warrant (“Wayzata New Warrant”) for up to 2,416,540 shares of common stock in Reorganized Saratoga, at a purchase price per common share equal to $0.01, exercisable in accordance with the following: (a) if the Effective Date Wayzata Secured Claim has not been paid in full in Cash (including all accrued but unpaid interest) at the end of the first full calendar quarter following the

Effective Date, then the Wayzata New Warrant shall be exercisable with respect to 161,103 shares on the last Business Day of the first full calendar quarter following the Effective Date; (b) if the Effective Date Wayzata Secured Claim has not been paid in full in Cash (including all accrued but unpaid interest) at the end of the second or the third full calendar quarters following the Effective Date, then the Wayzata New Warrant shall be exercisable with respect to an additional 161,103 shares on the last Business Day of each of the second and third full calendar quarters following the Effective Date; (c) if the Effective Date Wayzata Secured Claim has not been paid in full in Cash (including all accrued but unpaid interest) at the end of the fourth, fifth, sixth, seventh, eight or ninth full calendar quarters following the Effective Date, then the Wayzata New Warrant shall be exercisable with respect to an additional 322,206 shares at the end of each of the fourth, fifth, sixth, seventh, eighth and ninth full calendar quarters following the Effective Date.

(iii)

As more fully set forth in the Voting Agreement (the “Voting Agreement”), the execution and delivery of which by the non-Wayzata Parties parties thereto are a condition of the Effective Date and the effectiveness of the Amended and Restated Wayzata Credit Agreement, for so long as the Allowed Secured Claim arising under the Wayzata Claim has not been paid in full in Cash (including all accrued but unpaid interest), Wayzata shall be authorized to cause Reorganized Saratoga to nominate one of Wayzata’s officers (to be designated within three (3) Business Days of the Confirmation Date) to serve as a member of Reorganized Saratoga’s Board of Directors, and Thomas F. Cooke and Andrew C. Clifford shall vote in favor of such nominee.

(iv)

The Liens under the Wayzata Credit Agreement and Loan Documents (as defined therein) (x) shall be unaffected by the Plan, Confirmation, and Consummation, (y) shall maintain the same validity, priority, and extent that existed on the Petition Date as security for the Allowed Secured Claim and (z) shall secure payment of any and all Obligations under the Wayzata Amended and Restated Credit Agreement.

(v)

The Debtors reserve the right at any time before the Confirmation Hearing to submit for approval of the Bankruptcy Court amendment, restatement, or supplement of and/or to the Wayzata Amended and Restated Credit Agreement.

(c)

Cure of Defaults.  On the Effective Date, all defaults that could have arisen before the Effective Date under Wayzata Credit Agreement shall be deemed cured.  This provision shall not apply to the representations and warranties made within the Wayzata Amended and Restated Credit Agreement.

Section 4.4

Class 4 – Oil Well Lien Act Claims.

(a)

General Statements Regarding Treatment of Classes 4, 5, and 6.

(i)

As partial consideration for the Claims of Holders in Classes 4, 5, and 6, each Holder of an Allowed Secured Claim in this Class shall also receive its Pro Rata share of 483,310 shares of common stock of Reorganized Saratoga to be issued to the Holders of the Allowed Claims in Classes 4, 5, and 6 (“Creditors’ Shares”).  Prior to

the Confirmation Hearing the Plan may be amended to provide for a Stock Agent to hold the Creditors’ Shares and/or to provide the method for the matching or combining of fractional shares for ease of administration.  Any such amendment shall be undertaken only with advice of and consultation with known counsel for the Holders of Claims in Classes 4, 5, and 6.

(ii)

As of the Effective Date any Causes of Action against the Holders of Class 4, 5, and 6 Claims under Section 547 of the Bankruptcy Code shall be released, waived and extinguished.

(iii)

The Liens securing all Class 4 Claims shall be maintained, in the same rank and to the same extent as such Liens, if any, existed prior to the Petition Date, until the Allowed Claims in Class 4 are paid in full.

(b)

Class 4(a) – Grand Prairie Levee District A Lease Claims

(i)

Impairment and Voting.  Claims in Class 4(a) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(a) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(a) in Cash (i) (x) eighty percent (80%) of the amount of the Allowed Secured Claim (including Allowed interest thereon at the Applicable Interest Rate for the Applicable Interest Period as provided by applicable Law plus Allowed Applicable Fees and Costs as provided by applicable Law) on the later of the Effective Date and the date the those amounts are Allowed, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates) and (y) the remaining twenty percent (20%) of the amount of the Allowed Secured Claim (including Allowed interest thereon at the Applicable Interest Rate for the Applicable Interest Period as provided by applicable Law plus Allowed Applicable Fees and Costs as provided by applicable Law) within twelve (12) months of the Effective Date in four (4) equal quarterly installments; provided that, if, prior to the first (1st) anniversary of the Effective Date, the Debtors refinance the Effective Date Wayzata Secured Claim and the Effective Date Macquarie Secured Claim or raise equity and achieve sufficient liquidity as a result thereof, as determined by the Reorganized Debtor in its reasonable discretion, each Holder of an Allowed Secured Claim in this Class shall be paid in full its Allowed Secured Claim as soon as is practicable (“Oil Well Lien Act Claim Treatment”).

(c)

Class 4(b) – Louisiana State Lease 195 Claims

(i)

Impairment and Voting.  Claims in Class 4(b) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(b) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(b) in Cash the Oil Well Lien Act Claim Treatment.

(d)

Class 4(c) – Louisiana State Lease 1227 Claims

(i)

Impairment and Voting.  Claims in Class 4(c) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(c) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(c) in Cash the Oil Well Lien Act Claim Treatment.

(e)

Class 4(d) – Louisiana State Lease 2726 Claims

(i)

Impairment and Voting.  Claims in Class 4(d) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(d) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(d) in Cash the Oil Well Lien Act Claim Treatment.

(f)

Class 4(e) – Louisiana State Lease 16664 Claims

(i)

Impairment and Voting.  Claims in Class 4(e) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(e) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(e) in Cash the Oil Well Lien Act Claim Treatment.

(g)

Class 4(f) – Louisiana State Lease 16569 Claims

(i)

Impairment and Voting.  Claims in Class 4(f) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(f) are entitled to vote to accept or reject the Plan.

(ii)

Treatment. Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(f) in Cash the Oil Well Lien Act Claim Treatment.

(h)

Class 4(g) – Louisiana State Lease 18014 Claims

(i)

Impairment and Voting.  Claims in Class 4(g) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(g) are entitled to vote to accept or reject the Plan.

(ii)

Treatment. Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(g) in Cash the Oil Well Lien Act Claim Treatment.

(i)

Class 4(h) – Louisiana State Lease 16432 Claims

(i)

Impairment and Voting.  Claims in Class 4(h) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(h) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(h) in Cash the Oil Well Lien Act Claim Treatment.

(j)

Class 4(i) – Louisiana State Lease 11189 Claims

(i)

Impairment and Voting.  Claims in Class 4(i) are Impaired.  Subject to the terms and conditions of this Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(i) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(i) in Cash the Oil Well Lien Act Claim Treatment.

(k)

Class 4(j) – Louisiana State Lease 5097 Claims

(i)

Impairment and Voting.  Claims in Class 4(j) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(j) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(j) in Cash the Oil Well Lien Act Claim Treatment.

(l)

Class 4(k) – Louisiana State Lease 16818 Claims

(i)

Impairment and Voting.  Claims in Class 4(k) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(k) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(k) in Cash the Oil Well Lien Act Claim Treatment.

(m)

Class 4(l) – Louisiana State Lease 16692 Claims

(i)

Impairment and Voting.  Claims in Class 4(l) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(l) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(l) in Cash the Oil Well Lien Act Claim Treatment.

(n)

Class 4(m) – Louisiana State Lease 4407 Claims

(i)

Impairment and Voting.  Claims in Class 4(m) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(m) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(m) in Cash the Oil Well Lien Act Claim Treatment.

(o)

Class 4(n) – Louisiana State Lease 4865 Claims

(i)

Impairment and Voting.  Claims in Class 4(n) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(n) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(n) in Cash the Oil Well Lien Act Claim Treatment.

(p)

Class 4(o) – Louisiana State Lease 19680 Claims

(i)

Impairment and Voting.  Claims in Class 4(o) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(o) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(o) in Cash the Oil Well Lien Act Claim Treatment.

(q)

Class 4(p) – Louisiana State Lease 16847 Claims

(i)

Impairment and Voting.  Claims in Class 4(p) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(p) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(p) in Cash the Oil Well Lien Act Claim Treatment.

(r)

Class 4(q) – Louisiana State Lease 335DP Claims

(i)

Impairment and Voting.  Claims in Class 4(q) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(q) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(q) in Cash the Oil Well Lien Act Claim Treatment.

(s)

Class 4(r) – Louisiana State Lease 16443 Claims

(i)

Impairment and Voting.  Claims in Class 4(r) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(r) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(r) in Cash the Oil Well Lien Act Claim Treatment.

(t)

Class 4(s) – Louisiana State Lease 17621 Claims

(i)

Impairment and Voting.  Claims in Class 4(s) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(s) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(s) in Cash the Oil Well Lien Act Claim Treatment.

(u)

Class 4(t) – Louisiana State Lease 18078 Claims

(i)

Impairment and Voting.  Claims in Class 4(t) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(t) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(t) in Cash the Oil Well Lien Act Claim Treatment.

(v)

Class 4(u) – Plaquemines Parish Government Agency Lease Claims

(i)

Impairment and Voting.  Claims in Class 4(u) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(u) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(u) in Cash the Oil Well Lien Act Claim Treatment.

(w)

Class 4(v) – Louisiana State Lease 1268 Claims

(i)

Impairment and Voting.  Claims in Class 4(v) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(v) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(v) in Cash the Oil Well Lien Act Claim Treatment.

(x)

Class 4(w) – Louisiana State Lease 15906 Claims

(i)

Impairment and Voting.  Claims in Class 4(w) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(w) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(w) in Cash the Oil Well Lien Act Claim Treatment.

(y)

Class 4(x) – Louisiana State Lease 16393 Claims

(i)

Impairment and Voting.  Claims in Class 4(x) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(x) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(x) in Cash the Oil Well Lien Act Claim Treatment.

(z)

Class 4(y) – Louisiana State Lease 16392 Claims

(i)

Impairment and Voting.  Claims in Class 4(y) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(y) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(y) in Cash the Oil Well Lien Act Claim Treatment.

(aa)

Class 4(z) – Louisiana State Lease 16773 Claims

(i)

Impairment and Voting.  Claims in Class 4(z) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(z) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(z) in Cash the Oil Well Lien Act Claim Treatment.

(bb)

Class 4(aa) – Louisiana State Lease 16570 Claims

(i)

Impairment and Voting.  Claims in Class 4(aa) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(aa) are entitled to vote to accept or reject the Plan.

(ii)

Treatment Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(aa) in Cash the Oil Well Lien Act Claim Treatment.

(cc)

Class 4(bb) – Louisiana State Lease 16890 Claims

(i)

Impairment and Voting.  Claims in Class 4(bb) are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 4(bb) are entitled to vote to accept or reject the Plan.

(ii)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim in Class 4(bb) in Cash the Oil Well Lien Act Claim Treatment.

Section 4.5

Class 5 – Other Secured Claims.

(a)

General Statements Regarding Treatment of Classes 4, 5, and 6.

(i)

As partial consideration for the Claims of Holders in Classes 4, 5, and 6, each Holder of an Allowed Secured Claim in this Class shall also receive its Pro Rata share of the Creditors’ Shares.  Prior to the Confirmation Hearing the Plan may be amended to provide for a Stock Agent to hold the Creditors’ Shares and/or to provide the method for the matching or combining of fractional shares for ease of administration.  Any such amendment shall be undertaken only with advice of and consultation with known counsel for the Holders of Claims in Classes 4, 5, and 6.

(ii)

As of the Effective Date any Causes of Action against the Holders of Class 4, 5, and 6 Claims under Section 547 of the Bankruptcy Code shall be released, waived and extinguished.

(iii)

The Liens securing all Class 5 Claims shall be maintained, in the same rank and to the same extent as such Liens, if any, existed prior to the Petition Date, until the Allowed Claims in Class 5 are paid in full.

(b)

Impairment and Voting.  Claims in Class 5 are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Secured Claims in Class 5 are entitled to vote to accept or reject the Plan.

(c)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed Secured Claim not in Class 2, 3, or 4(a) – 4(bb) in Cash (i) (x) eighty percent (80%) of the amount of the Allowed Secured Claim (including Allowed interest thereon at the Applicable Interest Rate for the Applicable Interest Period as provided by applicable Law plus Allowed Applicable Fees and Costs as provided by applicable Law) on the later of the Effective Date and the date the those amounts are Allowed, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates) and (y) the remaining twenty percent (20%) of the amount of the Allowed Secured Claim (including Allowed interest thereon at the Applicable Interest Rate for the Applicable Interest Period as provided by applicable Law plus Allowed Applicable Fees and Costs as provided by applicable Law) within twelve (12) months of the Effective Date in four (4) equal quarterly installments; provided that, if, prior to the first (1st) anniversary of the Effective Date, the Debtors refinance the Effective Date Wayzata Secured Claim and the Effective Date Macquarie Secured Claim or raise equity and achieve sufficient liquidity as a result thereof, as determined by the Reorganized Debtor in its reasonable discretion, each Holder of an Allowed Secured Claim in this Class shall be paid in full its Allowed Secured Claim as soon as is practicable.

Section 4.6

Class 6 – General Unsecured Claims.

(a)

General Statements Regarding Treatment of Classes 4, 5, and 6.

(i)

As partial consideration for the Claims of Holders in Classes 4, 5, and 6, each Holder of an Allowed General Unsecured Claim in this Class shall also receive its Pro Rata share of the Creditors’ Shares.  Prior to the Confirmation Hearing the Plan may be amended to provide for a Stock Agent to hold the Creditors’ Shares and/or to provide the method for the matching or combining of fractional shares for ease of administration.  Any such amendment shall be undertaken only with advice of and consultation with known counsel for the Holders of Claims in Classes 4, 5, and 6.

(ii)

As of the Effective Date any Causes of Action against the Holders of Class 4, 5, and 6 Claims under Section 547 of the Bankruptcy Code shall be released, waived and extinguished.

(b)

Impairment and Voting.  Claims in Class 6 are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Claims in Class 6 are entitled to vote to accept or reject the Plan.

(c)

Treatment.  Unless otherwise agreed to by the Debtors or, after the Effective Date, the Reorganized Debtors and such Holder, the Reorganized Debtors shall pay to each Holder of an Allowed General Unsecured Claim in Cash (i) (x) seventy-five percent (75%) of the amount of the Allowed General Unsecured Claim on the later of the Effective Date and the date the General Unsecured Claim becomes an Allowed General Unsecured Claim, or as soon thereafter as is practicable (but in no event after the tenth (10th) Business Day after the later of those two dates) and (y) the remaining twenty-five percent (25%) of the amount of the Allowed General Unsecured Claim plus interest at the Applicable Interest Rate for the Applicable Interest Period as provided by applicable Law plus Applicable Fees and Costs as provided by applicable Law that are Allowed within twelve (12) months of the Effective Date in four (4) equal quarterly installments; provided that, if, prior to the first (1st) anniversary of the Effective Date, the Debtors refinance the Wayzata Secured Claim and the Macquarie Secured Claim or raise equity and achieve sufficient liquidity as a result thereof, as determined by the Reorganized Debtors in their reasonable discretion, each Holder of an Allowed General Unsecured Claim in this Class shall be paid in full its Allowed General Unsecured Claim as soon as is practicable.

Section 4.7

Class 7 – State Lessor Audit Royalty Claims.

(a)

Impairment and Voting.  Claims in Class 7 are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Claims in Class 7 are entitled to vote to accept or reject the Plan.

(b)

Treatment.  The Allowed State Lessor Audit Royalty Claims shall be Allowed in the amount of $1,709,656.23. The Allowed State Lessor Audit Royalty Claims shall be paid by the Reorganized Debtors in Cash in twenty-four (24) monthly installments of $71,235.68 and as otherwise set forth in the Audit Committee Resolutions.

Section 4.8

Class 8 – Management Note Claim.

(a)

Impairment and Voting.  Claims in Class 8 are Impaired.  Subject to the terms and conditions of the Plan (including Article V and Article IX), the Holders of Allowed Claims in Class 8 are entitled to vote to accept or reject the Plan.

(b)

Treatment.  The Reorganized Debtors shall pay to each Holder of an Allowed Management Note Claim as follows: for a period of forty (40) months following the Effective Date, monthly payments of interest only on the Allowed Management Note Claim at the rate provided in the applicable Management Note, which payments shall be made in kind, with such interest to be compounded (or capitalized) annually, with the Allowed Management Note Claims to be payable in full in Cash, including all interest accrued thereupon, on the last Business Day of the 40th full month following the Effective Date; provided that the Allowed Claims of any and all other Classes of Claims herein shall have been paid in full as a precondition to payment of the Allowed Management Note Claims.  Except as otherwise provided herein, the Reorganized Debtors agree to be bound by the terms of the Management Notes. For the avoidance of doubt, the Reorganized Debtors shall not make any Cash payments on account of the Management Notes until all Allowed Claims are paid in full.

Section 4.9

Class 9 – Non-Warrant Equity Interests.

(a)

Impairment and Voting.  Non-Warrant Equity Interests in Class 9 are Impaired.  If the Bankruptcy Court determines that their earlier votes do not continue to be effective, then, subject to the terms and conditions of the Plan, the Holders of Allowed Equity Interests in Class 9 are entitled to vote to accept or reject the Plan.

(b)

Treatment.  Holders of Allowed Non-Warrant Equity Interests in Saratoga shall retain their Allowed Equity Interests, which shall be retained and shall automatically constitute identical Equity Interests in Reorganized Saratoga on the Effective Date; provided that Holders of these Allowed Non-Warrant Equity Interests in Saratoga shall receive no dividend or distribution in respect of their Allowed Non-Warrant Equity Interests until all Allowed Claims are paid in full in accordance with the terms of this Plan.  Moreover, no Equity Interests of the Reorganized Debtors, including any new Equity Interests issued after the Effective Date, shall receive any distribution or dividend of any kind unless and until the Allowed Claims are paid in full in accordance with the terms of this Plan.

Section 4.10

Class 10 – Warrants.

(a)

Impairment and Voting.  Warrants in Class 10 are Impaired.  If the Bankruptcy Court determines that their earlier votes do not continue to be effective, then, subject to the terms and conditions of the Plan, the Holders of Allowed Equity Interests in Class 10 are entitled to vote to accept or reject the Plan.

(b)

Treatment.  Holders of Allowed Warrants in Saratoga shall retain their Allowed Equity Interests, which shall be retained and shall automatically constitute identical Equity Interests in Reorganized Saratoga on the Effective Date; provided that Holders of these Allowed Warrants in Saratoga shall receive no distribution in respect of their Allowed Warrants or the Non-Warrant Equity Interests issuable upon the exercise of the Warrants until all Allowed Claims are paid in full in accordance with the terms of this Plan.  For the avoidance of doubt, Wayzata shall retain the Wayzata Warrant and its terms shall remain in full force and effect.

ARTICLE V
DISPUTED CLAIMS

Section 5.1

Right to Object to Claims.  Except to the extent a Claim is Allowed hereunder, the Debtors and, after the Effective Date, the Reorganized Debtors shall have the exclusive right to object to the allowance, amount, or classification of Claims and such objections may be litigated (including to Final Order) by the Debtors or Reorganized Debtors, as the case may be, or compromised and settled in accordance with their business judgment without further order of the Bankruptcy Court.

Section 5.2

Deadline for Objecting to Claims.  As soon as reasonably practicable, but in no event later than ninety (90) days after the Effective Date, unless otherwise ordered by the Bankruptcy Court (which may be ordered upon ex parte motion of the Reorganized Debtors), all objections to Claims shall be filed with the Bankruptcy Court and served upon the Holders of each of the Claims.  An objection shall notify the Holder of the Claim of the deadline for responding to such objection.

Section 5.3

Deadline for Responding to Objections.  Within thirty (30) days after service of an objection, any written response to the objection must be filed with the Bankruptcy Court by the Holder of the objected-to Claim and must be served upon the Debtors or, after the Effective Date, the Reorganized Debtors and upon counsel to the Debtors or Reorganized Debtors, as the case may be.  Failure to file a written response by that date shall constitute a waiver and release of the subject Claim, and shall cause the Bankruptcy Court to enter a default judgment against the non-responding Holder of the Claim granting the relief requested in the objection.

Section 5.4

Estimation of Claims.  The Debtors may request the Bankruptcy Court to estimate any contingent or Disputed Claim for purposes of allowance under section 502(c) of the Bankruptcy Code.

Section 5.5

Payment of Disputed Claims.  At such time as a Disputed Claim becomes an Allowed Claim, the Reorganized Debtors shall distribute to the Holder thereof the Distribution, if any, to which such Holder is then entitled under the Plan.  The Holder of a Disputed Claim that later becomes an Allowed Claim shall receive interest at the Applicable Rate from the Effective Date (or such earlier or different date as is provided for herein) to the date of the Distribution in respect of the Allowed Claim.  The Debtors or, after the Effective Date, the Reorganized Debtors may, but shall not be required to, make a Distribution with respect to the portion of a Disputed Claim that is not in dispute (if any) pending the resolution of the entire Claim.  This Section 5.5 is subject to and shall be controlled by Section 4.3(b) of the Plan.

ARTICLE VI
EXECUTORY CONTRACTS AND UNEXPIRED LEASES

Section 6.1

Assumption and Rejection.  On the Effective Date, all executory contracts and unexpired leases that exist between any of the Debtors and any Entity shall be assumed, except for any executory contract or unexpired lease that (i) has been assumed or rejected pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date1, (ii) is identified as an executory contract or unexpired lease to be rejected on the Effective Date on Exhibit C, as that Exhibit may be amended, restated, or supplemented prior to the commencement of the Confirmation Hearing, (iii) is separately addressed herein (including the Wayzata Credit Agreement), or (iv) has a different time period for assumption or rejection provided by order of the Bankruptcy Court or by agreement between the parties to such executory contract or unexpired lease.  Specifically included within this assumption are all obligations of contractual indemnity in favor of predecessors in title created through contracts governing the transfer of oil and gas leases to the Debtors.

Section 6.2

Approval of Assumption and Rejection.  Except as otherwise provided in the Disclosure Statement or in the Plan, entry of the Confirmation Order shall constitute (i) the approval, pursuant to sections 365(a) and 1123(b)(2) of the Bankruptcy Code, of the assumption, assumption and assignment, or rejection of the executory contracts and unexpired leases, as the case may be, pursuant to this Article VI, and (ii) the extension of time pursuant to section

1 The Debtors have already assumed all of their oil and gas leases pursuant to the Order Granting Motion for Order Authorizing Debtors to Assume Oil and Gas Leases entered on June 23, 2009.  The Debtors have also assumed two unexpired leases of non-residential real property pursuant to the Order Granting Debtors’ Motion to Assume Leases of Non-Residential Real Property entered on July 31, 2009. Nothing in this Disclosure Statement or the Plan should be construed as an admission or as a position taken by the Debtors as to the applicability or non-applicability of 11 U.S.C. § 365 to oil and gas leases.  The Debtors have also filed a Motion to Assume Lease of Non-Residential Real Property with respect to their Houston office lease.  That motion is set for hearing on March 2, 2010.

365(d)(4) of the Bankruptcy Code within which the Debtors may assume or reject the unexpired leases specified in this Article VI through the Confirmation Date.

Section 6.3

Cure of Defaults.  All cure payments that may be required by section 365(b)(1) of the Bankruptcy Code under any executory contract or unexpired lease that is assumed under this Plan shall be made by the Debtors on the Effective Date or as soon as practicable thereafter.  All requests for cure payments by a party to such assumed contract or lease must be filed pursuant to Section 2.1, unless such cure payments are agreed to by the Debtors or are otherwise determined by the Bankruptcy Court upon appropriate notice and hearing.  In the event of a dispute regarding the amount of any cure payment, the ability of the Debtors to provide adequate assurance of future performance or any other matter pertaining to assumption, the Debtor shall make such cure payments required by section 365(b)(1) of the Bankruptcy Code following the later of the Effective Date (or as soon as practicable thereafter) and the date of the entry of a Final Order resolving such dispute.

Section 6.4

Rejection Damage Claims.  Claims arising out of the rejection of an executory contact or unexpired lease pursuant to this Article VI must be filed with the Bankruptcy Court no later than thirty (30) days after entry of the Confirmation Order.  Any such Claims not filed within such time will be forever barred and shall not be enforceable against the Debtors or the Reorganized Debtors, or any of their properties or agents, successors, or assigns.  Unless otherwise order by the Bankruptcy Court, all Claims arising from the rejection of an executory contact or unexpired lease shall be treated as General Unsecured Claims.

ARTICLE VII
MEANS OF IMPLEMENTATION AND EXECUTION OF PLAN

Section 7.1

Generally.  Upon Confirmation, the Debtors shall be authorized to take all necessary steps, and perform all necessary acts, to consummate the terms and conditions of this Plan including the execution and filing of all documents required or contemplated by this Plan. In connection with the occurrence of the Effective Date, the Reorganized Debtors, and each of the officers thereof, are authorized to execute, deliver, or record such contracts, instruments, releases, indentures, and other agreements or documents, and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of this Plan.

Section 7.2

Directors and Officers.  On the Effective Date, the current officers, directors, and managers of the Debtors will continue to hold their respective positions with the Reorganized Debtors; provided that, pursuant to the Voting Agreement, the execution and delivery of which by the non-Wayzata Parties parties thereto are a condition to the Effective Date and the effectiveness of the Amended and Restated Wayzata Credit Agreement, for so long as the Allowed Secured Claim arising under the Wayzata Claim has not been paid in full in Cash (including all accrued but unpaid interest), Wayzata shall be authorized to cause Reorganized Saratoga to nominate one of Wayzata’s officers (to be designated within three (3) Business Days of the Confirmation Date) to serve as a member of Reorganized Saratoga’s Board of Directors, and Thomas F. Cooke and Andrew C. Clifford shall vote in favor of such nominee.  Their compensation will continue at current levels unless and until the Compensation Committee (made up of independent directors) of Reorganized Saratoga’s Board of Directors, acting in the ordinary course of business, changes those levels.

Section 7.3

Causes of Action.

(a)

The Debtors and, after the Effective Date, the Reorganized Debtors, specifically reserve and shall have the exclusive right to bring, prosecute, waive, release, compromise, and settle as representatives of the Estates all Causes of Action, which are specifically retained under the terms of this Plan and/or (subject to Section 7.3(b) and 7.3(c)) set forth on Exhibit C to the Disclosure Statement, subject to the liens and security interests in favor of Macquarie and the Wayzata Parties as provided for herein.  The recovery from all Causes of Action shall become Assets of the Debtors and, after the Effective Date, the Reorganized Debtors in accordance with this Plan.  Further, the Debtors shall be entitled to offset such amounts as may be awarded to the Debtors or Reorganized Debtors with respect to such Causes of Action against Distributions due hereunder to the Holder of a Claim, whether Disputed or Allowed; provided that no such offset shall occur, and no Distribution shall be delayed, unless, until, and only to the extent that the Cause of Action is reduced to judgment by appropriate Governmental Authority or as agreed by the parties.  Subject to Section 7.3(b) and Section 7.3(c), neither the allowance of a Claim against the Debtors nor the making of Distributions pursuant hereto to a Holder of Claims will bar or limit the right of the Debtors or Reorganized Debtors to bring any Causes of Action held against the Holder of any Claim, even if the Claim that is Allowed or on account of which Distributions are made arises from the same agreement, transactions or occurrence from which the Causes of Action arise. For purposes of Plan implementation, the Reorganized Debtors shall constitute representatives of their respective Estates, fully authorized to prosecute all Causes of Action to final judgment pursuant to section 1123(b)(3)(B) of the Bankruptcy Code; provided that, if each of Classes 4, 5, and 6 have accepted the Plan pursuant to section 1126 of the Bankruptcy Code, then there shall be established a committee (the “Litigation Oversight Committee”) which shall have oversight over and shall direct the Reorganized Debtors regarding the prosecution of any Cause of Action after the Effective Date, and which shall have authority to make decisions binding upon the Debtors and Reorganized Debtors concerning commencement, prosecution, settlement and/or litigation to judgment of Causes of Action, except that upon the occurrence of the Effective Date the authority of Litigation Oversight Committee shall be limited such that any attorney retention agreement regarding the commencement, continuation or prosecution of any Cause of Action relating to either the Purchase Agreement dated March 20, 2008 to which the Debtors (or some of them) were parties, or the Wayzata Credit Agreement shall be a contingency fee agreement conforming to applicable non-bankruptcy Law.  If it is established, then the Litigation Oversight Committee (i) shall be entitled as a committee to retain counsel to represent it in the discharge of its duties, with the costs of such counsel to be paid by the Debtors and Reorganized Debtors, (ii) shall, along with its members, have a fiduciary duty to act in the best interests of the Debtors and the Reorganized Debtors and be covered by the attorney client privilege of the Debtors and Reorganized Debtors with respect to all matters covered by or related to its responsibility, and (iii) shall be comprised of the following or a designee of the following: (a) one member of the board of directors who is not also an officer; (b) one member of the Unsecured Creditors Committee or its designee; (c) one Holder of an Oil Well Lien Act Claim; (d) one Holder of an Equity Interest amounting to at least 8% of the outstanding Equity Interests of the Debtor who is not an officer of the Debtors; and (e) one officer of the Debtors.  If it is established, then the Litigation Oversight Committee shall be chosen as of the Effective Date by (i) counsel for the Equity Holders’ Committee, (ii) counsel for the Unsecured Creditors’ Committee, and (iii) Ben Kadden.  If the Litigation Oversight Committee is established, notice of the selection of the Litigation Oversight

Committee Members, together with a copy of the bylaws governing the Litigation Oversight Committee, shall be filed with the Bankruptcy Court as of the Effective Date.  For the avoidance of doubt, if each of Classes 4, 5, and 6 have not accepted the Plan pursuant to section 1126 of the Bankruptcy Code, then no Litigation Oversight Committee shall be established.

(b)

Notwithstanding anything herein to the contrary, subject to the occurrence of and as of the Effective Date, the Debtors and the Reorganized Debtors shall retain no Causes of Action (including Bankruptcy Causes of Action) against Macquarie and upon the Effective Date any and all Causes of Action against Macquarie that may exist as of the Confirmation Date, whether or not asserted, known or unknown, shall, without any further action by Macquarie, the Debtors, or any other Entity, be fully and finally waived, released and extinguished, with prejudice.

(c)

In the event Wayzata votes to accept the Plan, then notwithstanding anything herein to the contrary (but subject to the provisos of this Section 7.3(c) and to the occurrence of and as of the Effective Date), the Debtors and, after the Effective Date, the Reorganized Debtors shall retain no Causes of Action against Wayzata and upon the Effective Date any and all Causes of Action against Wayzata that may exist as of the Effective Date, whether or not asserted, known or unknown, shall, without any further action by Wayzata, the Debtors, or any other Entity, be fully and finally waived, released and extinguished, with prejudice; provided that this Section 7.3(c) shall in no way discharge, waive, release, extinguish, or otherwise affect any Cause of Action against Jefferies & Company, Inc. or any of its Affiliates.  For the avoidance of doubt, the release of Wayzata as provided for by this Section 7.3 shall not occur if Wayzata fails to vote to accept the Plan.

Section 7.4

Distributions.

  All Cash Distributions required under the Plan to Holders of Allowed Claims shall be made by the Reorganized Debtors on the Effective Date, except as otherwise provided herein, from Cash on hand and/or income generated through operations.  From and after the Confirmation Date, costs and expenses shall be paid in the ordinary course of business.

Section 7.5

Governmental Authority Defaults.  If the Reorganized Debtors should substantially default on the payments to the Louisiana Department of Revenue or payments of a Tax due the United States, acting through the Internal Revenue Service, pursuant to the terms of the Plan, then that shall constitute a default. The Louisiana Department of Revenue or the United States, acting through the Internal Revenue Service, as the case may be, shall give the Reorganized Debtors written notice thereof pursuant to the terms hereof, and the Reorganized Debtors may cure such default within twenty (20) days from the receipt of such notice.  If the Reorganized Debtors fail to cure a default within twenty (20) days after receipt of written notice of default, then the Louisiana Department Revenue or the United States, acting through the Internal Revenue Service, as the case may be, may (a) enforce the entire amount of its Allowed Claim; (b) exercise any and all rights and remedies allowed under applicable Law; and/or (c) seek such relief as may be appropriate in the Bankruptcy Court.

ARTICLE VIII
DISTRIBUTIONS

Section 8.1

Distributions of Cash.  Any Distribution of Cash made pursuant to the Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank; provided that payment to foreign Holders of Allowed Claims may be in such funds and by such means (as determined by the Debtors or, after the Effective Date, the Reorganized Debtors in their sole discretion) as are customary or necessary in a particular foreign jurisdiction.

Section 8.2

Timing of Distributions.  Any Distribution to be made under the Plan on a day other than a Business Day shall be due on the next succeeding Business Day.  If a Claim or portion thereof has not been Allowed at the time a Distribution in respect of that Claim or portion would be due under the Plan, then, subject to Section 5.5, that Distribution shall not occur at that time and shall instead occur within ten (10) Business Days of the Claim or portion becoming Allowed; provided that, if a portion of the Claim has been Allowed at the time a Distribution is due, then, in accordance with Section 5.5, the Distribution in respect of the Allowed portion may be made in accordance with the terms of the Plan.

Section 8.3

Record Date for Voting on Plan.  The transfer registers for each of the Classes of Claims and Interests as maintained by the Debtors or any third party shall be deemed closed on the date of entry of an order of the Bankruptcy Court approving the Disclosure Statement (or, with respect to any Class, any later date to which the Debtors agree in their sole discretion) for purposes of voting on the Plan, and there shall be no further changes to reflect any new record Holders of any Claims or Equity Interests for purposes of voting on the Plan.

Section 8.4

Minimum Distributions; No Fractional Distributions; No Interest.  No Distribution of Cash less than twenty-five Dollars ($25.00) is required to be made to any Holder of an Allowed Claim unless a request therefore is made in writing to the Debtors or, after the Effective Date, the Reorganized Debtors.  No Distribution of fractional dollars or fractional shares of common stock of Reorganized Saratoga is required; Distributions shall be rounded up or down to the nearest whole dollar or whole number of shares, as the case may be.

Section 8.5

Delivery of Distributions.  Subject to Bankruptcy Rule 9010, distributions to Holders of Allowed Claims shall be made at the address of each such Holder as set forth on the Schedules filed by the Debtors with the Bankruptcy Court, unless superseded by the address as set forth on proofs of claim filed by such Holders or other writing notifying Debtors or, after the Effective Date, the Reorganized Debtors of a change of address (or at the last known address of such a Holder if no proof of claim is filed or if the Debtors and Reorganized Debtors have not been notified in writing of a change of address).

Section 8.6

Undeliverable Distributions.  If any Distribution to a Holder of an Allowed Claim is returned as undeliverable, no further Distributions to such Holder shall be made, unless and until the Debtors or, after the Effective Date, the Reorganized Debtors are notified of such Holder’s then current address, at which time all missed Distributions shall be made to such Holder.  All Claims for undeliverable Distributions shall be made on or before the later of the first (1st) anniversary of the Effective Date and the date ninety (90) days after such Claim is Allowed.  After such date, all property held for Distribution to any Holder of an

Allowed Claim shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and shall become vested in the Reorganized Debtors, and the Claim of any Holder with respect to such property shall be discharged and forever barred.

Section 8.7

Withholding.  The Debtors or, after the Effective Date, the Reorganized Debtors may at any time withhold from any Distribution to any Holder of an Allowed Claim (except the Internal Revenue Service) such amounts sufficient to pay any Tax or other charge that has been or may be imposed on such Holder with respect to the amount distributable or to be distributed under the income Tax laws of the United States or of any other Governmental Authority by reason of any Distribution provided for in the Plan, whenever such withholding is determined by the Debtors or, after the Effective Date, the Reorganized Debtors and in their sole discretion, to be required by any Law.  The Debtors or, after the Effective Date, the Reorganized Debtors in the exercise of their sole discretion may enter into agreements with taxing or other Governmental Authorities for the payment of such amounts that may be withheld in accordance with the provisions of this Section 8.7.  Notwithstanding the foregoing but without prejudice to any rights of the Debtors or, after the Effective Date, the Reorganized Debtors, such Holder of an Allowed Claim shall have the right with respect to the United States, or any other Governmental Authority, to contest the imposition of any tax or other charge by reason of any Distribution under the Plan.

Section 8.8

Time Bar to Cash Payments.  Checks issued in respect of Allowed Claims shall be null and void if not negotiated within ninety (90) days after the date of issuance thereof.  Requests for reissuance of any check shall be made directly to the Debtors or, after the Effective Date, the Reorganized Debtors by the Holder of the Allowed Claim with respect to which such check originally was issued.  Any claim in respect of such a voided check shall be made on or before the later of the first (1st) anniversary of the Effective Date and the date ninety (90) days after such Claim is Allowed, and the failure timely to make any such claim shall result in such Claim being forever barred and discharged.

Section 8.9

Existing Securities and Agreements.  Upon the Effective Date, the Reorganized Debtors shall determine whether it is necessary for any Holder of any debenture, promissory note, pledge agreement, guarantee, mortgage, financing statement, share certificate, or other instrument evidencing a Claim, a Lien related thereto, or an Equity Interest receiving a Distribution under the Plan, except as otherwise provided in the Disclosure Statement or Plan (including Section 4.3), to surrender such document and/or to execute such other documents to evidence the satisfaction and discharge of the Claim, Lien, or Equity Interest as provided for in the Plan.  The Reorganized Debtors shall provide prompt notice of the determination that surrender is necessary with respect to a Claim, Lien, or Equity Interest, and no Distribution on account thereof shall be made unless the surrender occurs, unless otherwise ordered by the Bankruptcy Court.

Section 8.10

Oil Well Lien Act Claim Releases.  Prior to the occurrence of the first Distribution under this Plan in respect of an Oil Well Lien Act Claim, the Holder of that Oil Well Lien Act Claim shall execute and deliver to the Debtors a release of any Lien under the Oil Well Lien Act against the Debtors, their Assets, and the Estates, which release shall by its terms be effective upon the occurrence of the last Distribution due under this Plan in respect of that Oil Well Lien Act Claim.  Upon the occurrence of the last Distribution due under this Plan in respect of any Oil Well Lien Act Claim, all such Liens filed against any Debtor by such claimant shall have been released, discharged, and erased and made of no force and effect against the Debtors, their Assets, and the Estates, and the form of release may be recorded as necessary under applicable non-bankruptcy Law to provide release of any such Lien in the applicable public records.  The form of release is attached hereto as Exhibit D.  The Debtors reserve the right at any time before the Effective Date to submit to the Bankruptcy Court and to the Holders of Class 4 Claims an amended, restated, or supplemented form of Exhibit D.

Section 8.11

Tax Identification Number Affidavit.  Upon request, the Debtors shall be entitled to obtain the appropriate form and/or affidavit, in a form acceptable to them in their reasonable discretion, from each Entity that is to receive a Distribution under this Plan as to that Entity’s federal tax identification number, as a pre condition to issuance of any Distribution.

ARTICLE IX
ACCEPTANCE OR REJECTION OF THE PLAN

Section 9.1

Classes Entitled to Vote.  Each Holder of an Allowed Claim or an Allowed Equity Interest in a Class of Claims or Equity Interests against the Debtor that may be Impaired and is to receive a Distribution under the Plan, including any Holder of an Allowed Claim in Classes 2, 3, 4, 5, 6, 7, or 8 or  an Allowed Equity Interest in Classes 9 or 10, shall be entitled to vote separately to accept or reject the Plan; provided that the Bankruptcy Court may determine that the earlier votes of Holders of Allowed Equity Interests in Classes 9 and 10 continue to be effective.  Each Holder of a Claim in a Class of Claims or Equity Interests that is Unimpaired under the Plan, such as Class 1, shall be deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

Section 9.2

Class Acceptance Requirement.  An Impaired Class of Claims shall have accepted the Plan if (i) the Holders (other than any Holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds (2/3) in amount of the Allowed Claims actually voting in such Class have voted to accept the Plan and (ii) the Holders (other than any Holder designated under section 1126(e) of the Bankruptcy Code) of more than one-half (1/2) in number of the Allowed Claims actually voting in such Class have voted to accept the Plan.  An Impaired Class of Equity Interests shall have accepted the Plan if the Holders (other than any Holder designated under section 1126(e) of the Bankruptcy Code) of at least two-thirds (2/3) in amount of the Allowed Equity Interests actually voting in such Class have voted to accept the Plan. For purposes of calculating the number of Allowed Claims in a class of Claims held by Holders of Allowed Claims in such class that have voted to accept or reject the Plan under section 1126(c) of the Bankruptcy Code, all Allowed Claims in such class held by one entity or any Affiliate shall be aggregated and treated as one Allowed Claim in such Class.

Section 9.3

Cramdown.  In the event that any impaired Class of Claims shall not accept the Plan or be deemed not to have accepted the Plan, the proponents of the Plan reserve the right to (a) request that the Bankruptcy Court confirm the Plan in accordance with section 1129(b) of the Bankruptcy Code and/or (b) modify the Plan to provide treatment sufficient to assure that the Plan does not discriminate unfairly, and is fair and equitable, with respect to the Class(es) not accepting the Plan or being deemed not to have accepted the Plan, and, in particular, the treatment necessary to meet the requirements of sections 1129(a) and (b) of the

Bankruptcy Code with respect to the rejecting Class(es) and any other Class(es) affected by such modifications.

ARTICLE X
EFFECT OF CONFIRMATION OF PLAN

Section 10.1

Vesting of Assets.  On the Effective Date, except as otherwise provided herein (including without limitation in Section 4.2, Section 4.3, Section 7.3(b), and Section 7.3(c)), all Assets of the Estates, including all Causes of Action, shall be transferred to, and shall vest in, the Reorganized Debtors, free and clear of all Liens and Claims, subject to the terms and conditions set forth herein.

Section 10.2

Amended Organizational Documents of Reorganized Debtors.  On the Effective Date, the Amended Organizational Documents attached hereto as Exhibit E shall become effective and, as appropriate, be filed with the appropriate Governmental Authorities.  The Debtors reserve the right at any time before the Effective Date to propose amendment, restatement, or supplementation of Exhibit E.

Section 10.3

Amended and Restated Wayzata Credit Agreement.  On the Effective Date, the Wayzata Amended and Restated Credit Agreement shall become effective and be enforceable in accordance with its terms (including being enforceable against any agent and all lenders) whether or not executed and delivered by the non-Debtor parties thereto.  Entry of the Confirmation Order shall constitute approval by the Bankruptcy Court of the terms of the Wayzata Amended and Restated Credit Agreement.

Section 10.4

Amendment to Macquarie Credit Agreement.  On the Effective Date, the Macquarie Amended and Restated Credit Agreement shall become effective and be enforceable in accordance with its terms (including being enforceable against any agent and all lenders) whether or not executed and delivered by the non-Debtor parties thereto.  Entry of the Confirmation Order shall constitute approval by the Bankruptcy Court of the terms of the Macquarie Amended and Restated Credit Agreement.

Section 10.5

Operation by Reorganized Debtors.  After the Effective Date, the Reorganized Debtors may operate their businesses, and may use, acquire, and dispose of Assets free of any restrictions imposed under the Bankruptcy Code, subject to the terms of the Plan.

Section 10.6

Injunction.  As and to the extent not inconsistent with sections 524 and 1141 of the Bankruptcy Code, and except as otherwise expressly provided in the Plan (including in Section 4.2 and Section 4.3), all Entities who have held, hold, or may hold Claims against, or Equity Interests in, the Debtors, are permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any such Claim or Equity Interest; (b) the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtors or the Reorganized Debtors on account of any such Claim or Equity Interest; (c) creating, perfecting or enforcing any Lien against the Debtors or Reorganized Debtors, or against any of their Assets, on account of any such Claim or Equity Interest; and (d) asserting any right of setoff, subrogation or recoupment of any kind (except under section 362(b)(26) of the Bankruptcy Code as provided in section 553 of the Bankruptcy Code) against any obligation due from the Debtors or Reorganized Debtors or against the Assets of the Debtors or Reorganized Debtors on account of any such Claim or Interest.

Section 10.7

Indemnification Obligations.  The obligations of the Debtors to indemnify, reimburse or limit liability of any person who is serving or has served as one of its directors, officers, employees or agents by reason of such person’s prior or current service in such capacity as provided in the applicable articles of organization, operating agreements, partnership agreements, or bylaws, by statutory law or by written agreement, policies or procedures of or with the Debtors shall be recognized and honored and shall bind the Reorganized Debtors and shall not be affected by or discharged by this Plan.  Nothing in this Plan shall be deemed to affect any rights of any director or officer or any other person against any insurer with respect to any directors or officers liability insurance policies.

Section 10.8

Discharge of Debtors and Claims.  Except as otherwise provided in the Plan (including in Section 4.2, Section 4.3, Section 7.3(b), and Section 7.3(c)), the rights afforded herein and the treatment of all Claims herein shall be in exchange for and in complete satisfaction, discharge, and release of all Claims of every nature, including any interest accrued on such Claims from and after the Petition Date, against the Debtors or the Reorganized Debtors, or any of their Assets.  As and to the extent not inconsistent with sections 524 and 1141 of the Bankruptcy Code, and except as otherwise provided herein (including in Section 4.2, Section 4.3, Section 7.3(b), and Section 7.3(c)), subject to the occurrence of and as of the Effective Date (i) all such Claims against, and all Equity Interests in, the Debtors shall be satisfied, discharged, and released in full and (ii) all Entities shall be precluded from asserting against the Debtors or the Reorganized Debtors to the extent the Claims are satisfied in full, their Assets, or any other or further Claims or Equity Interests based upon any act or omission, transaction, or other activity of any kind or nature, whether known or unknown, that occurred prior to the Effective Date, whether or not (a) a proof of claim or interest based upon such Claim or Equity Interest is filed or deemed filed under section 501 of the Bankruptcy Code, (b) such Claim or Equity Interest is allowed under section 502 of the Bankruptcy Code, or (c) the Holder of such Claim or Equity Interest has accepted the Plan; provided that the discharge shall not apply to the Reorganized Debtors’ obligations under this Plan or any Plan Document or to the Debtors’ contingent liability (if any) for plugging, abandonment, and/or reclaiming wells, facilities, and pipelines, whether such liabilities are direct or arise through contractual indemnity obligations; provided, further, that the discharge shall not apply to the Equity Interests in the Harvest Companies or the Lobo Companies. Except as provided herein, the Confirmation Order shall be a judicial determination of discharge of all liabilities of the Debtor.

Section 10.9

No Successor Liability.  Except as otherwise specifically provided in this Plan (including in Section 4.2, Section 4.3, Section 7.3(b), and Section 7.3(c)) or the Confirmation Order, neither the Debtors nor the Reorganized Debtors will have any responsibilities, pursuant to this Plan or otherwise, for any liabilities or obligations of the Debtors or any of the Debtors’ past or present Affiliates relating to or arising out of the operations of or Assets of the Debtors or any of the Debtors’ past or present Affiliates, whether arising prior to, or resulting from actions, events, or circumstances occurring or existing at any time prior to the Effective Date.  Except as otherwise specifically provided in this Plan (including in Section 4.2, Section 4.3, Section 7.3(b), and Section 7.3(c)), the Reorganized Debtors shall have no successor or transferee liability of any kind or character, for any Claims; provided that the Reorganized Debtors shall have the obligations for the payments specifically and expressly provided, and solely in the manner stated, in this Plan and the Plan Documents.

Section 10.10

Exculpations.  As and to the extent not inconsistent with section 524(e) of the Bankruptcy Code or 26 U.S.C. § 6672, the officers, directors, managers, members, and professionals of the Debtors, Macquarie, the Unsecured Creditors’ Committee, and the Equity Holders’ Committee shall have no liability to any Holder of a Claim or Equity Interest or other Entity (including the foregoing Entities) for any act, event, or omission in connection with, relating to, or arising out of the Bankruptcy Cases, the negotiation of the Plan, the Consummation of the Plan, the administration of the Plan or the property to be distributed under the Plan, except for any liability based on willful misconduct or gross negligence.  In all such instances, the above-referenced parties shall be and have been entitled to reasonably rely on the advice of counsel with respect to their duties and responsibilities in connection with the Bankruptcy Cases and under the Plan.  Such exculpation shall not extend to any post-Petition Date act of any Entity other than in connection with that Entity’s official capacity in the Bankruptcy Cases.

Section 10.11

Term of Injunction or Stays.  Unless otherwise provided herein or otherwise ordered by the Bankruptcy Court, all injunctions or stays set forth in 11 U.S.C. §§ 105 and 362 shall remain in full force and effect until the Effective Date rather than the Confirmation Date; provided that the Internal Revenue Service shall be permitted to commence and prosecute administrative collection actions for post-Confirmation Date debts beginning on the date that payments to the Internal Revenue Service under Section 2.3(a) begin.  Nothing in this Section 10.11, however, shall be construed as a limitation of the permanent discharge and injunction provisions provided for in this Plan.

ARTICLE XI
CONDITIONS PRECEDENT TO CONFIRMATION AND EFFECTIVE DATE

Section 11.1

Conditions.  The occurrence of the Effective Date and the substantial Consummation of the Plan are subject to satisfaction or, in the sole discretion of the proponents of the Plan, waiver of the following conditions precedent:

(a)

Confirmation Order.  The Confirmation Order shall have become a Final Order and be in full force and effect.

(b)

Macquarie Amended and Restated Credit Agreement.  The “Schedules dated as of ____________ ___, 2010” referred to in the Macquarie Amendment, together with forms of such other related agreements and documents as are necessary or appropriate to give effect to the Macquarie Amended and Restated Credit Agreement, shall have been filed with the Bankruptcy Court at or prior to the Confirmation Hearing and the Macquarie Amended and Restated Credit Agreement (including such other related agreements and documents as are necessary or appropriate to give effect to the Macquarie Amended and Restated Credit Agreement) shall have been executed and delivered by the Debtors.

(c)

Wayzata Amended and Restated Credit Agreement.  The schedules and exhibits to the Amended and Restated Wayzata Credit Agreement, together with forms of such other related agreements and documents as are necessary or appropriate to give effect to the Wayzata Amended and Restated Credit Agreement, shall have been filed with the Bankruptcy Court at or prior to the Confirmation Hearing and the Amended and Restated Wayzata Credit Agreement (including the Voting Agreement and such other related agreements and documents as are necessary or appropriate to give effect to the Wayzata Amended and Restated Credit Agreement) shall have been executed and delivered by the Debtors.

(d)

Voting Agreement.  The Voting Agreement shall have been executed and delivered by the non-Wayzata Parties parties thereto.

(e)

Governmental Authorizations.  Any authorizations, consents and regulatory approvals from a Governmental Authority required for the consummation of each of the transactions contemplated in this Plan shall have been obtained and shall have become final and nonappealable and, with respect to any court proceeding relating thereto, been approved by Final Order.

(f)

Execution of Documents; Other Actions.  All other actions and documents necessary to implement the Plan shall have been effected or executed.

Section 11.2

Notice of Effective Date.  The occurrence of the Effective Date and the date thereof shall be evidenced by a Notice of Effective Date Filed with the Bankruptcy Court by the Reorganized Debtors within two (2) Business Days of the occurrence thereof.

Section 11.3

Revocation of Confirmation Order or Withdrawal of Plan. The proponents of the Plan may revoke or withdraw this Plan prior to the Confirmation Date by filing a Notice of Withdrawal of Plan in the record of the Bankruptcy Cases.  If this Plan is withdrawn prior to the Confirmation Date, then the Plan shall be deemed withdrawn and the Confirmation Order (if any has been issued but not entered on the docket) shall be automatically revoked without the need for any action by any party in interest or the Bankruptcy Court.  In such event, the Plan and the Confirmation Order shall be of no further force or effect; the Debtors and all Holders of Claims and Equity Interests shall be restored to the status quo ante as of the day immediately preceding the filing of this Plan; all the Debtors’ respective obligations with respect to the Claims and Equity Interests shall remain unchanged; and all of the Debtors’ rights and claims against all Entities shall be fully preserved and nothing contained herein or in the Disclosure Statement shall be deemed to constitute an admission or statement against interest or to constitute a waiver or release of any claims by or against the Debtors or any other persons or to prejudice in any manner the rights of the Debtors or any Entity in any further proceedings involving the Debtors or any other Entities.

ARTICLE XII
RETENTION OF JURISDICTION

Section 12.1

Retention of Jurisdiction.  To the maximum extent permitted by the Bankruptcy Code or other applicable Law, the Bankruptcy Court shall have jurisdiction of all matters arising out of, and related to, the Bankruptcy Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following nonexclusive purposes:

(a)

To construe and to take any action to enforce this Plan and to issue such orders as may be necessary for the implementation, execution and confirmation of this Plan;

(b)

To determine the allowance or classification of Claims or Equity Interests (including the Applicable Interest Rate, the Applicable Interest Period, and Applicable Fees and Costs) and to determine any objections thereto;

(c)

To determine rights to Distribution pursuant to this Plan;

(d)

To hear and determine applications for the assumption or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom;

(e)

To determine any and all applications, motions, adversary proceedings, contested matters and other litigated matters that may be pending in the Bankruptcy Court on or initiated after the Effective Date;

(f)

To hear and determine any objection to Administrative Expense Claims or Claims;

(g)

To hear and determine any Causes of Action brought or continued by the Debtors to the maximum extent permitted under applicable Law;

(h)

To hear and determine motions of the Reorganized Debtors seeking the examination of any Entity pursuant to Bankruptcy Rule 2004, for purposes including investigations of potential Causes of Action, to the same extent the Debtors were entitled to seek such examinations prior to the Effective Date;

(i)

To enter and implement such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, revoked, modified, or vacated;

(j)

To determine such other matters and for such other purposes as may be provided in the Confirmation Order;

(k)

To hear and determine matters concerning any release, exculpation, or discharge and to enforce the injunctions set forth in the Plan;

(l)

To consider any modifications of the Plan, to cure any defect or omission, or reconcile any inconsistency in any order of the Bankruptcy Court, including the Confirmation Order;

(m)

To hear and determine all Fee Applications;

(n)

To hear and determine disputes arising in connection with the interpretation, implementation, or enforcement of the Plan or any transactions, documents, or agreements contemplated by the Plan (including the Plan Documents);

(o)

To hear and determine all questions and disputes regarding title to, and any action to recover any of, the Assets or property of the Debtors or their Estates, wherever located;

(p)

To hear and determine matters concerning state, local, and Federal Taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code;

(q)

To consider and act on the compromise and settlement of any claim against the Debtors or their Estates;

(r)

To hear any other matter not inconsistent with the Bankruptcy Code; provided that, with respect to consideration issued to parties in interest under the Plan, the Bankruptcy Court shall have no further jurisdiction; and

(s)

To enter a Final Decree closing the Bankruptcy Cases.

ARTICLE XIII
MISCELLANEOUS

Section 13.1

Defects, Omissions, Amendments, and Modifications of the Plan.

(a)

The Debtors may, with the approval of the Bankruptcy Court and without notice to Holders of Claims, insofar as it does not materially and adversely affect Holders of Claims, correct any defect, omission, or inconsistency in the Plan in such a manner and to such extent necessary or desirable to expedite the execution of the Plan.

(b)

The Debtors may propose amendments or alterations to the Plan before or after Confirmation as provided in section 1127 of the Bankruptcy Code if, in the opinion of the Bankruptcy Court, the modification does not materially and adversely affect the interests of Holders of Claims, so long as the Plan, as modified, complies with sections 1122 and 1123 of the Bankruptcy Code and the Debtors have complied with section 1125 of the Bankruptcy Code.

(c)

The Debtors may propose amendments or alterations to the Plan before or after the Confirmation Date but prior to substantial Consummation, in a manner that, in the opinion of the Bankruptcy Court, does not materially and adversely affect Holders of Claims, so long as (i) the Plan, as modified, complies with sections 1122 and 1123 of the Bankruptcy Code, (ii) the Debtors have complied with section 1125 of the Bankruptcy Code, and, (iii) after notice and hearing, the Bankruptcy Court confirms such Plan, as modified, under section 1129 of the Bankruptcy Code.

Section 13.2

Severability.  If the Bankruptcy Court determines, prior to the Confirmation Date, that any provision in the Plan is invalid, void, or unenforceable, such provision shall be invalid, void, or unenforceable with respect to the Holder or Holders of such Claims or Equity Interests as to which the provision is determined to be invalid, void, or unenforceable and, notwithstanding the invalidity, voidness, or unenforceability of such provision, the Debtors may proceed to seek confirmation of the Plan without such invalid, void, or unenforceable provision, in which case, the invalidity, voidness, or unenforceability of any such provision shall in no way limit or affect the enforceability and operative effect of any other provision of the Plan.

Section 13.3

Dissolution of Committees.  On the Effective Date, the Unsecured Creditors’ Committee and its Professionals and the Equity Holders’ Committee and its Professionals shall be released and discharged of and from all further authority, duties, responsibilities, and obligations relating to or arising from or in connection with the Bankruptcy Cases, and the Unsecured Creditors’ Committee and the Equity Holders’ Committee shall be deemed dissolved; provided that, in the event that the Effective Date occurs prior to the entry of an order with respect to final fee applications of Professionals for the Unsecured Creditors’ Committee or the Equity Holders’ Committee, the Unsecured Creditors’ Committee and the Equity Holders’ Committee and their Professionals may seek and recover reasonable compensation in connection with the preparation, filing and prosecution of such applications; provided, further, that if a motion for rehearing or appeal of the Confirmation Order is pending on the Effective Date, then the Unsecured Creditors’ Committee and the Equity Holders’ Committee shall not be dissolved until that motion or appeal is resolved.

Section 13.4

Exemption from Securities Laws.  The issuance of the Wayzata New Warrant to Wayzata, the issuance of shares of common stock in Reorganized Saratoga as a result of the exercise thereof, the issuance of shares of common stock in Reorganized Saratoga to Holders of Allowed Claims in Classes 4 and 6, and the retention of Allowed Non-Warrant Equity Interests and Allowed Warrant Equity Interests in Saratoga and their constitution of identical Equity Interests in Reorganized Saratoga shall be exempt from registration under any federal, state or local Law pursuant to section 1145 of the Bankruptcy Code or other applicable Law.  Any Entity who solicits or participates in the offer, issuance, sale or purchase of shares of common stock in Reorganized Saratoga as a result of the exercise of the Wayzata New Warrant, shares of common stock in Reorganized Saratoga to Holders of Allowed Claims in Classes 4, 5, and 6, or Equity Interests in Reorganized Saratoga converted under this Plan, in good faith and in compliance with the applicable provisions of the Bankruptcy Code, is not liable, on account of such solicitation or participation, for violation of an applicable Law governing solicitation of acceptance or rejection of this Plan or the offer, issuance, sale or purchase of securities pursuant thereto.

Section 13.5

Successors and Assigns. The rights, benefits and obligations of any Entity named or referred to in this Plan shall be binding on, and shall inure to the benefit of, any heir, executor, administrator, personal representative, successor, or assign of such Entity.

Section 13.6

Notices.  Any notice required or permitted to be provided under the Plan shall be in writing and served by either (i) certified mail, return receipt requested (or, for the United States, first class mail), postage prepaid, (ii) hand delivery, or (iii) reputable overnight delivery service, freight prepaid, addressed as follows:

If to the Debtors or Reorganized Debtors:

Saratoga Resources, Inc.

Attention: Debtors/Reorganized Debtors

67201 Industry Lane

Covington, Louisiana 70433

and

Saratoga Resources, Inc.

Attention: Debtors/Reorganized Debtors

7500 San Felipe

Suite 675

Houston, Texas 77063

With copies, which shall not constitute notice, to:

Adams and Reese LLP

Attention: Robin B. Cheatham and John M. Duck

4500 One Shell Square

New Orleans, Louisiana 70139

Telephone: (504) 581-3234

and to:

Schully, Roberts, Slattery & Marino,

A Professional Law Corporation

Attention: Paul J. Goodwine

1100 Poydras Street, Suite 1800

New Orleans, Louisiana 70163

Telephone:  (504) 585-7800

If to the Unsecured Creditors’ Committee:

Taylor, Porter, Brooks & Phillips, LLP

Attention: Michael A. Crawford

451 Florida Street, 8th Floor (70801)

P.O. Box 2471

Baton Rouge, Louisiana 70821

Telephone: (225) 387-3221

If to the Equity Holders’ Committee:

Heller, Draper, Hayden, Patrick & Horn, LLC

Attention: Douglas S. Draper

605 Poydras Street, Suite 2500

New Orleans, Louisiana 70130

Telephone: (504) 299-3300

Section 13.7

Payment of Statutory Fees.  Except as otherwise provided herein, for so long as the Bankruptcy Cases shall remain open and pending before the Bankruptcy Court, all fees payable pursuant to 28 U.S.C. § 1930 shall be paid by the Debtors, with all such fees determined by the Bankruptcy Court at the Confirmation Hearing to be due on or prior to the Effective Date being paid in Cash by the Reorganized Debtors on the Effective Date.

Section 13.8

Additional Documents.  On or before substantial Consummation of the Plan, the Debtors may file with the Bankruptcy Court such agreements and other documents as may be necessary or appropriate to reasonably effectuate and further evidence the terms and conditions of the Plan.

DATED: February 11, 2010

Respectfully submitted:

ADAMS AND REESE, LLP

By:

/s/ John M. Duck

ROBIN B. CHEATHAM [#4004]

JOHN M. DUCK [#5104]

4500 One Shell Square

New Orleans, Louisiana  70139

Telephone:  (504) 581-3234

Facsimile: (504) 566-0210

Attorneys for the Debtors

PAUL J. GOODWINE [#23757]

Schully, Roberts, Slattery & Marino,

A Professional Law Corporation

1100 Poydras Street, Suite 1800

New Orleans, Louisiana 70163

Telephone:  (504) 585-7800

Facsimile: (504) 585-7890

Special Counsel for the Debtors

LOUIS M. PHILLIPS [#10505]

Gordon, Arata, McCollam, Duplantis &

   Eagan, L.L.P.

One American Place

301 Main Street, Suite 1600

Baton Rouge, Louisiana 70801

Telephone: (225) 381-9643

Facsimile: (225) 336-9763

Counsel for Macquarie Americas Corp.

DOUGLAS S. DRAPER [#5073]

WILLIAM H. PATRICK III [#10359]

Heller, Draper, Hayden, Patrick & Horn, LLC

650 Poydras St., Suite 2500

New Orleans, Louisiana 70130

Telephone: (504) 299-3300

Facsimile: (504) 299-3399

Counsel for the Official Committee of Equity

   Security Holders